UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
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Sutter Rock Capital Corp.

(Name of Registrant as Specified in Its Charter)

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SUTTER ROCK CAPITAL CORP.
One Sansome Street, Suite 730
San Francisco, CA 94104
April 29, 2020
Dear Stockholder:
You are cordially invited to attend the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Sutter Rock Capital Corp. (the “Company”) to be held on June 19, 2020 at 2:00 p.m., Eastern Time, at the office of Eversheds Sutherland (US) LLP, The Grace Building, 1114 Sixth Avenue, 40th Floor, New York, NY 10036.
The notice of annual meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the Annual Meeting. At the Annual Meeting, you will be asked to: (i) elect two directors to the board of directors of the Company, (ii) approve the Company’s Amended and Restated 2019 Equity Incentive Plan (the “Amended Equity Incentive Plan”), (iii) provide an advisory vote on executive compensation and (iv) ratify the selection of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. Details of the business to be conducted at the Annual Meeting are set forth in the accompanying Notice of 2020 Annual Meeting of Stockholders and Proxy Statement.
It is important that your shares be represented at the Annual Meeting. If you are unable to attend the Annual Meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided, vote your shares by telephone, or vote via the internet. You will be able to vote electronically at www.proxyvote.com or by calling 1-800-690-6903. Your vote is important.
Sincerely yours,
/s/ Mark D. Klein

Mark D. Klein
Chief Executive Officer and President
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 19, 2020.
Our proxy statement and annual report on Form 10-K for the fiscal year ended December 31, 2019 are available on the internet at https://investors.sutterrock.com/financial-information/sec-filings.
The following information applicable to the Annual Meeting may be found in the proxy statement and/or accompanying proxy card:
•
The date, time and location of the meeting;

•
A list of the matters intended to be acted on and our recommendations regarding those matters;

•
Any control/identification numbers that you need to access your proxy card; and

•
Information about attending the meeting and voting in person.

SUTTER ROCK CAPITAL CORP.
One Sansome Street, Suite 730
San Francisco, CA 94104
(650) 235-4769
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 19, 2020
To the Stockholders of Sutter Rock Capital Corp.:
The 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Sutter Rock Capital Corp. (the “Company”) will be held on June 19, 2020 at 2:00 p.m., Eastern Time, at the offices of Eversheds Sutherland (US) LLP, The Grace Building, 1114 Sixth Avenue, 40th Floor, New York, NY 10036. The Annual Meeting will be held for the following purposes:
1.
To elect two directors to the board of directors of the Company, each of which will serve for a term of three years or until their respective successors are duly elected and qualified;

2.
To approve the Company’s Amended and Restated 2019 Equity Incentive Plan (the “Amended Equity Incentive Plan”);

3.
To provide an advisory vote on executive compensation;

4.
To ratify the selection of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; and

5.
To transact such other business as may properly come before the Annual Meeting.

You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on April 15, 2020. Regardless of whether you expect to be present in person at the Annual Meeting, please sign the enclosed proxy and return it promptly in the self-addressed envelope provided, or register your vote by telephone or through the internet. You must have your control number, found on your proxy card, in order to vote. Prior to the Annual Meeting, you may vote your shares electronically at www.proxyvote.com or by calling 1-800-690-6903. Instructions are shown on the proxy card. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.
The Company currently intends to hold the Annual Meeting in person. However, the Company is actively monitoring developments in connection with the coronavirus (COVID-19) outbreak and is sensitive to the public health and travel concerns that stockholders may have and the protocols or guidance that federal, state and local governments and agencies such as the Center for Disease Control and World Health Organization may recommend or impose. In the event it is not possible or advisable to hold the Annual Meeting in person, the Company will announce alternative arrangements for the meeting as promptly as possible, which may include holding the Annual Meeting solely by means of remote communication. If the Annual Meeting will be held solely by remote communication, the Company will announce that fact as promptly as practicable, and details on how to participate will be issued by press release, posted on the website at which the Company’s proxy materials are available at https://investors.sutterrock.com/financial-information/sec-filings, and filed with the U.S. Securities and Exchange Commission as additional proxy material. Please monitor the website at which the Company’s proxy materials are available at https://investors.sutterrock.com/financial-information/sec-filings for updated information.
By Order of the Board of Directors,
/s/ Allison Green

Allison Green
Corporate Secretary
San Francisco, California
April 29, 2020

i

This is an important meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, vote your shares by telephone, or vote via the internet. Even if you vote your shares prior to the Annual Meeting, you still may attend the Annual Meeting and vote your shares in person.

SUTTER ROCK CAPITAL CORP.
One Sansome Street, Suite 730
San Francisco, CA 94104
(650) 235-4769
PROXY STATEMENT
2020 Annual Meeting of Stockholders
This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the board of directors (the “Board of Directors”) of Sutter Rock Capital Corp. (the “Company,” “Sutter Rock Capital,” “we,” “us” or “our”) for use at the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 19, 2020 at 2:00 p.m., Eastern Time, at the offices of Eversheds Sutherland (US) LLP, The Grace Building, 1114 Sixth Avenue, 40th Floor, New York, NY 10036, and at any postponements or adjournments thereof. This Proxy Statement, the accompanying proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 are first being released to stockholders on or about April 29, 2020.
We encourage you to vote your shares, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card, or otherwise provide voting instructions, either via the internet or by telephone, and the Company receives it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. Prior to the Annual Meeting or prior to any postponements or adjournments, you may vote your shares electronically at www.proxyvote.com or by calling 1-800-690-6903. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominees as directors; FOR the approval of the Company’s Amended and Restated 2019 Equity Incentive Plan; FOR the advisory vote on executive compensation; and FOR the ratification of the selection of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.
If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the proxy tabulator, Broadridge Financial Solutions, Inc., in writing, by submitting a properly executed, later-dated proxy, or by voting in person at the Annual Meeting or by voting by telephone or on-line at www.proxyvote.com. Please send any such notice of revocation to Sutter Rock Capital Corp., c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717. Any stockholder of record attending the Annual Meeting may vote in person regardless of whether he or she has previously voted his or her shares. If your shares are held for your account by a broker, bank or other institution or nominee (“Broker Shares”), you may vote such shares at the Annual Meeting only if you obtain proper written authority from your institution or nominee and present it at the Annual Meeting.
If you do not vote in person at the Annual Meeting or submit voting instructions to your broker or nominee, your broker or nominee may still be authorized to vote your shares as to routine matters, which, in the case of the Annual Meeting, only applies to the proposal to ratify the appointment of our independent registered public accounting firm. For all other matters to be voted on at the Annual Meeting, the broker or nominee that holds your shares will need to obtain your authorization to vote those shares and has enclosed a voting instruction form with this proxy statement. Please instruct your bank or broker so your vote can be counted.
Stockholders of record may also vote either via the internet or by telephone prior to the Annual Meeting. Specific instructions to be followed by stockholders of record interested in voting via the internet or telephone are shown on the enclosed proxy card. The internet and telephone voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.

Purpose of Meeting
At the Annual Meeting, you will be asked to vote on the following proposals:
1.
the election of two directors to the Board of Directors, each of which will serve for a term of three years or until their respective successors are duly elected and qualified;

2.
the approval of the Company’s Amended and Restated 2019 Equity Incentive Plan (the “Amended Equity Incentive Plan”);

3.
an advisory vote on executive compensation (the “Advisory Vote”);

4.
the ratification of the selection of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; and

5.
the transaction such other business as may properly come before the Annual Meeting.

Please note that our ability to hold a vote on the proposal regarding our Amended Equity Incentive Plan is contingent upon receiving an exemptive order from the Securities and Exchange Commission (the “SEC Order”). As of the date of the Proxy Statement, the Company has not yet received the necessary SEC Order to hold a vote on the Amended Equity Incentive Plan. Although there can be no assurance, our expectation is that the Company will receive the SEC Order before the Annual Meeting. If, however, we do not receive the SEC Order before the Annual Meeting, we will not hold a vote on the proposal to approve the Amended Equity Incentive Plan. The Company will continue to keep stockholders updated with developments related to obtaining the SEC Order.
Record Date
You may vote your shares, in person or by proxy, at the Annual Meeting only if you were a stockholder of record at the close of business on April 15, 2020 (the “Record Date”). Each share of common stock is entitled to one vote.
Quorum Required
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of the Company’s common stock outstanding on the Record Date will constitute a quorum. On the Record Date, there were 16,577,587 shares of the Company’s common stock outstanding. Thus, 8,288,794 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum. Abstentions, “withhold” votes and Broker Non-Votes (as defined below) will be treated as shares present for quorum purposes.
If a quorum is not present at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.
Broker Non-Votes
If you are the beneficial owner of shares held through a broker or other nominee and do not vote your shares or provide voting instructions, your broker may vote for you on routine proposals but not on non-routine proposals. Therefore, if you do not vote on the non-routine proposals or provide voting instructions on such proposals, your broker will not be allowed to vote your shares — this will result in a broker non-vote (“Broker Non-Votes”).
Accordingly, at the Annual Meeting, should you not vote your shares or provide voting instructions, your broker will have discretionary authority to vote your shares on the following proposal that is considered routine: “Proposal IV: Ratification of Independent Registered Public Accounting Firm.” At the Annual Meeting, should you not vote your shares or provide voting instructions, your broker will not have discretionary authority to vote your shares and therefore your shares will not be voted on the following proposals that are considered non-routine: “Proposal 1: Election of Directors,” “Proposal II: Advisory Vote on Executive Compensation” and “Proposal III: Approval of the Company’s Amended Equity Incentive Plan.”
Vote Required
Election of Directors.   The election of a director requires the affirmative vote of a plurality of all the votes cast at the Annual Meeting in person or by proxy. Stockholders may not cumulate their votes. If you vote “Withhold” with respect to a nominee, your shares will not be voted with respect to the person indicated. Broker Non-Votes will not be included in determining the number of votes cast and will have no effect on this proposal.
Amended Equity Incentive Plan.   The affirmative vote of a majority of all the votes cast at the Annual Meeting in person or by proxy is required to approve the Amended Equity Incentive Plan. Abstentions and Broker Non-Votes will not be included in determining the number of votes cast and will have no effect on this proposal.
Advisory Vote on Executive Compensation.   The affirmative vote of a majority of all the votes cast at the Annual Meeting in person or by proxy is required for the approval of the resolution in this proposal. As an advisory vote, this proposal is not binding upon the Company. However, the Board of Directors and the Company’s compensation committee (the “Compensation Committee”) will consider the outcome of the vote when making future decisions regarding executive compensation. Abstentions and Broker Non-Votes will not be included in determining the number of votes cast and will have no effect on this proposal.
Ratification of Independent Registered Public Accounting Firm.    The affirmative vote of a majority of all the votes cast at the Annual Meeting in person or by proxy is required to ratify the appointment of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. Abstentions and Broker Non-Votes will not be included in determining the number of votes cast and will have no effect on this proposal.
Additional Solicitation.   If there are not enough votes to approve any proposals at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against the proposal for which an adjournment is sought, to permit the further solicitation of proxies. Also, a stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval thereof.
Information Regarding This Solicitation
The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders and proxy card. We have requested that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable out-of-pocket expenses in so doing.
In addition to the solicitation of proxies by the use of the mails, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or employees of the Company without special compensation therefor.
Stockholders may also provide their voting instructions by telephone or through the internet. These options require stockholders to input the Control Number which is located on each proxy card. After inputting this number, stockholders will be prompted to provide their voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or internet link. Stockholders who vote via the internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.
If a stockholder wishes to participate in the Annual Meeting, but does not wish to give a proxy by telephone or electronically, the stockholder may still submit the proxy card originally sent with this Proxy Statement prior to the Annual Meeting.

Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator.
The Securities and Exchange Commission (“SEC”) has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
A number of brokerages and other institutional holders of record have implemented householding. A single proxy statement will be delivered to multiple stockholders sharing an address unless cotrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request information about householding of their communications should contact their brokers or other intermediary holder of record. You can notify us by sending a written request to: Allison Green, Corporate Secretary, Sutter Rock Capital Corp., One Sansome Street, Suite 730, San Francisco, CA 94104, or by calling (650) 235-4769.
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth, as of the Record Date, the beneficial ownership of each current director, the director-nominees, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock and the executive officers and directors as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon Schedule 13G filings by such persons with the SEC and other information obtained from such persons, if available.
Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. Our address is One Sansome Street, Suite 730, San Francisco, CA 94104.
Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class(2)
Interested Directors:
Mark D. Klein	152,515(3)	*
Independent Directors:
Leonard A. Potter	34,333	*
Ronald M. Lott	100	*
Marc Mazur	6,000	*
Lisa Westley	None	*
Executive Officers:
Allison Green	None	*
Executive officers and directors as a group (6 persons)	192,948	1.16%
Other:
Robert S. Birch	2,963,415(4)	17.88%
Citadel Advisors LLC and its Affiliates	1,107,816(5)	6.68%

*
Represents less than one percent (1.0%)

(1)
Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(2)
Based on a total of 16,577,587 shares of the Company’s common stock issued and outstanding as of the Record Date.

(3)
Includes 1,667 shares owned by Mr. Klein’s spouse, which may be deemed to be beneficially owned by Mr. Klein.

(4)
Based on information obtained from a Schedule 13G/A filed on April 15, 2020. Robert S. Birch has sole voting and dispositive power over 2,461,176 shares and shared voting and dispositive power over 502,239 shares. The address for Robert S. Birch is c/o Oppenheimer & Co Inc., 666 Third Avenue, 12th Floor, New York, New York 10017.

(5)
Based on information obtained from a Schedule 13G/A filed jointly by Citadel Advisors LLC (“Citadel Advisors”), Citadel Advisors Holdings LP (“CAH”), Citadel GP LLC (“CGP”), Citadel Securities LLC (“Citadel Securities”), CALC IV LP (“CALC4”), Citadel Securities GP LLC (“CSGP”) and Kenneth Griffin on February 14, 2020. Citadel Advisors is the portfolio manager for Citadel Equity Fund Ltd., a Cayman Islands limited company. CGP is the general partner of CAH. CALC4 is the non-member manager of Citadel Securities. CSGP is the general partner of CALC4. Mr. Griffin is the President and Chief Executive Officer of CGP, and owns a controlling interest in CGP and CSGP. Citadel Advisors is deemed to beneficially own and to have shared voting power and shared dispositive power over 1,077,393 of such securities. CAH and CGP are each deemed to beneficially own and to have shared voting power and shared dispositive power over 1,077,393 of such securities. Citadel Securities is deemed to beneficially own and to have shared voting power and shared dispositive power over 30,423 of such securities. CALC4 and CSGP are each deemed to beneficially own and to have shared voting power and shared dispositive power over 30,423 of such securities. Mr. Griffin is deemed to beneficially own and to have shared voting power and shared dispositive power over 1,107,816 of such securities. The address for Citadel Advisors, CAH, CGP, Citadel Securities, CALC4, CSGP and Mr. Griffin is 131 S. Dearborn Street, 32nd Floor, Chicago, Illinois 60603.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of the Record Date.
Name of Director	Dollar Range of Equity Securities Owned Beneficially(1)(2)
Interested Directors:
Mark D. Klein	Over $100,000
Independent Directors:
Leonard A. Potter	Over $100,000
Ronald M. Lott	$1 – $10,000
Marc Mazur	$10,001 – $50,000
Lisa Westley	None

(1)
Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or Over $100,000.

(2)
The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $6.09 per share on the Record Date on the Nasdaq Capital Market. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

PROPOSAL I: ELECTION OF DIRECTORS
Pursuant to the Company’s charter, the number of directors is set at five unless otherwise designated by the Board of Directors pursuant to the Company’s bylaws. In accordance with the Company’s bylaws, the Board of Directors has designated the current number of directors to be five. Directors generally are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until his or her successor is duly elected and qualified.
Each of Mark D. Klein and Lisa Westley have been nominated for election to the Board of Directors for a three-year term expiring in 2023. If elected, Ms. Westley will continue to serve on the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Valuation Committee. Each of Mr. Klein and Ms. Westley are not being proposed for election to the Board of Directors pursuant to any arrangement or understanding between any of Mr. Klein and Ms. Westley and the Company or any other person.
A stockholder can vote for or withhold his or her vote from the nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “FOR” the election of the nominees named above. If the nominees should decline or be unable to serve as directors, it is intended that the proxy will vote for the election of such person as is nominated by the Board of Directors as a replacement. The Board of Directors has no reason to believe that the nominees named above will be unable or unwilling to serve.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.
Information about the Nominees and Directors
As described below under “Corporate Governance — Committees of the Board of Directors —  Nominating and Corporate Governance Committee,” the Board of Directors has identified certain desired talents and experience for director-nominees. Each of our directors and each of the director-nominees has demonstrated high character and integrity; the knowledge, skills and experience necessary to be able to offer advice and guidance to our management in light of prevailing business conditions; familiarity with national and international business matters; experience with accounting rules and practices; appreciation of the relationship of our business to the changing needs of society; and the desire to balance the considerable benefit of continuity with the periodic injection of fresh perspective. Each of our directors and each of the director-nominees also has sufficient time available to devote to the affairs of the Company, is able to work with the other members of the Board of Directors and contribute to the success of the Company and can represent the long-term interests of the Company’s stockholders as a whole. Our directors and the director-nominees have been selected such that the Board of Directors represents a range of backgrounds and experience.
Certain information, as of the Record Date, with respect to Mr. Klein and Ms. Westley, the nominees for election at the Annual Meeting, as well as each of the current directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, the year in which each person became a director of the Company, and a discussion of each person’s particular experience, qualifications, attributes or skills that lead us to conclude, as of the Record Date, that such individual should serve as a director of the Company, in light of the Company’s business and structure.
The business address of the nominees and the directors listed below is One Sansome Street, Suite 730, San Francisco, CA 94104.

Information regarding the Board of Directors is as follows:
Name	Age	Position	Director Since	Expiration of Term
Interested Directors:
Mark D. Klein	58	Chief Executive Officer, President, and Director	2011	2020
Independent Directors:
Leonard A. Potter	58	Director	2011	2021
Ronald M. Lott	60	Director	2015	2022
Marc Mazur	60	Director	2017	2022
Lisa Westley	54	Director	2019	2020
Interested Director
Mr. Klein is an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Company due to his position as our Chief Executive Officer and President.
Mark Klein has served as our President since May 2018, as our Chief Executive Officer since August 2017 and as a member of our Board of Directors since 2011. In addition, he served as a consultant to GSV Asset Management, LLC, the Company’s former external investment adviser, from 2012 to March 2019. Mr. Klein has served on the Board of Directors of Churchill Capital II and Churchill Capital III, special purpose acquisition companies, since June 2019, and as a Managing Member and Majority Partner of M. Klein & Company, LLC, an investment banking firm, since 2010. Since December 2018 he has been on the Board of Directors of the Johnson Controls Hall of Fame Village, a sports and entertainment destination. In addition, Mr. Klein has served on the Board of Directors of Atlantic Alliance Partnership Corp., a blank check company, since April 2015 and served as an investment adviser at B. Riley Wealth Management (formerly MK Capital Advisors, LLC), a wealth management firm and registered investment adviser and broker-dealer, from April 2012 to June 2019. Mr. Klein was a Director of National Holding Corporations, an investment banking and asset management firm, from 2011 to 2014, where he served as Chief Executive Officer and Co-Chairman from March 2013 to December 2014. He served as a Director of New University Holdings Corp. (“NUH”), a capital pool company, from its inception in 2010 through August 2011, when NUH merged with ePals, Inc. In addition, from April 2010 until May 2011, Mr. Klein served as Chief Executive Officer and President and as a Director of 57th Street General Acquisition Corp., a special purpose acquisition company, until it merged with Crumbs Bake Shop. Subsequently, Mr. Klein served as a member of the Board of Directors of Crumbs Bake Shop from May 2011 to March 2014. Mr. Klein received a bachelor’s degree, with high distinction, in Business Administration from Emory University and an M.B.A. from the J.L. Kellogg Graduate School of Management at Northwestern University.
Our Board of Directors has concluded that Mr. Klein’s extensive familiarity with the financial and investment banking industries and experience as a director of other publicly traded companies provides our Board of Directors with valuable insight and perspective, and that therefore he is qualified to serve as a member of our Board of Directors.
Independent Directors
Leonard A. Potter has served as a member of our Board of Directors since 2011. Mr. Potter founded Wildcat Capital Management, LLC, a registered investment advisor in September 2011 and has served as its president and chief investment officer since inception. Mr. Potter has also served as chief executive officer of Infinity Q Capital Management, a registered investment advisor, since its inception in 2014, and as a founder and senior managing director of Vida Ventures, a biotech venture fund, since its inception in 2017. From 2002 through 2009, Mr. Potter was managing director — private equity at Soros Fund Management LLC (“SFM”) where, from May 2005 through July 2009, he served as co-head of its private equity group and as a member of the private equity investment committee. From July 2009 until September 2011, Mr. Potter served as a consultant to SFM, and as chief investment officer of Salt Creek Hospitality, a private acquirer and owner of hospitality-related assets, which was backed by SFM. From September 1998 until joining SFM in 2002, Mr. Potter was a managing director of Alpine Consolidated LLC, a private merchant bank.

From April 1996 through September 1998, Mr. Potter founded and served as a managing director of Capstone Partners LLC, a private merchant bank (“Capstone”). Prior to founding Capstone, Mr. Potter was an attorney specializing in mergers, acquisitions, corporate governance and corporation finance at Morgan, Lewis & Bockius LLP, and at Willkie Farr & Gallagher LLP. Mr. Potter has served and continues to serve as a director on a number of boards of public and private companies, including Solar Capital Ltd. (NASDAQ: SLRC), Solar Senior Capital Ltd. (NASDAQ: SUNS), both of which are business development companies, and, since January 2017, as chairman of the board of directors for Hilton Grand Vacations Inc. (NYSE: HGV). Mr. Potter received a Bachelor of Arts degree from Brandeis University and a Juris Doctor degree from Fordham University School of Law.
Our Board of Directors has concluded that Mr. Potter’s experience practicing as a corporate lawyer provides valuable insight to the Board of Directors on regulatory and risk management issues, and that his tenure in private equity investments and service as a director of both public and private companies provides industry-specific knowledge and expertise to our Board of Directors, and that therefore he is qualified to serve as a member of our Board of Directors.
Ronald M. Lott has served as a member of our Board of Directors since 2015. Mr. Lott, a member of the Professional and College Football Halls of Fame, has served as the managing member of Lott Auto LLC since 2018, the managing member of Lott Auto Land LLC since 2018, the Chief Executive Officer of Lott Auto Ventures, LLC since 2004 and the managing member of Tracy Auto Land, LLC since 1998. Mr. Lott was previously co-partner and owner of Mercedes-Benz of Medford, Oregon from 2003 until 2011 and Stan Morris Chrysler in Tracy, California from 1997 until 1998. Mr. Lott has also been a member of the board of directors of OneMain Holdings, Inc. (NYSE: OMF), a provider of consumer finance and credit insurance products and services, since 2013 and True Capital Management, a wealth management firm designed for professional athletes, entertainers, and high net worth individuals, since 2006. In 1999, Mr. Lott co-founded HRJ Capital, L.L.C., an investment management firm, remaining as a managing partner through 2009, until it was sold. Between 2013 and 2015, Mr. Lott served as a consultant for TVU Networks Corp., a product and service company for the television industry, and has been a consultant at H. Barton Asset Management, LLC since 2009. Mr. Lott serves on the Advisory Board for the following companies: Chegg, Inc., SportsBubble, LLC, ThoughtSpot, Inc., Uptake Technologies, Inc. and YourPeople, Inc. (d/b/a Zenefits). Mr. Lott played 14 seasons in the National Football League before retiring from professional football in 1994.
Our Board of Directors has concluded that Mr. Lott’s leadership experience and his extensive business and management experience as a director of a public company and as a small business owner provide significant value to our Board of Directors, and that therefore he is qualified to serve as a member of our Board of Directors.
Marc Mazur has served as a member of our Board of Directors since March 2017. Mr. Mazur has served as an Industry Advisor to Brightwood Capital Advisors, LLC, a private debt fund, since 2014 and served as a member of the board of directors for Fibrocell Science, Inc. (NASDAQ: FCSC), an autologous cell and gene therapy company, from April 2010 to December 2019. Mr. Mazur previously served as the Chief Executive Officer of Brevan Howard U.S. Asset Management, a London-based global macro hedge fund, and as a senior advisor of such company until 2010. He also previously served as a senior advisor to Tsinghua Venture Capital Company. Mr. Mazur served in management roles at Salomon Brothers, Inc., The Goldman Sachs Group, Inc. from 1987 until 1996, and served as a consultant for Goldman from 1997 to 1999. He was an executive with Careinsite/Medical Manager and has served as a director of Staywell Health, DeVilbiss Healthcare, ChanceLight Behavioral Health and other private companies in the wellness, addiction treatment, homecare and medical device fields. Mr. Mazur received his B.A. in Political Science from Columbia University and a J.D. from Villanova University School of Law.
Our Board of Directors has concluded that Mr. Mazur’s senior executive-level experience in finance, healthcare consulting and business strategy, as well as his board experience, provide valuable expertise to the Board of Directors, and that therefore, he is qualified to serve as a member of our Board of Directors.
Lisa Westley has served as a member of our Board of Directors since July 2019. Ms. Westley has been a Managing Director and Head of Strategy, Advent TECH at Advent International Corporation, a private equity firm, since September 2019. From March 2019 to August 2019, she served as a Senior Advisor of Vida Ventures, LLC, a life sciences venture fund, and from January 2019 to August 2019, she served as a Senior Advisor of Brooklands Capital Strategies, a global capital raising and strategic advisory firm. From January 2014 to December 2018, Ms. Westley was a Partner and Chief Operating Officer of Brooklands Capital Strategies, a spin-out of TPG Capital that provides global fundraising and strategic advisory services to alternative asset managers and companies at all stages of growth. Prior to her time at Brooklands Capital Strategies, Ms. Westley spent nine years at TPG Capital, initially as the Chief Operating Officer of TPG’s Asia-Pacific private equity business and subsequently as the Global Head of Talent Management. Before TPG, Ms. Westley spent 15 years as an investment banker, having been a Founding Partner, Co-Head of the Consumer Group and Head of the IT Services / Business Services Group at Thomas Weisel Partners and a Senior Managing Director at Montgomery Securities. Ms. Westley began her investment banking career at Goldman, Sachs & Co. and Salomon Brothers, Inc. Ms. Westley received a B.A., phi beta kappa, in Economics and Asian Studies from Amherst College and an M.B.A. from the Stanford Graduate School of Business.
Our Board of Directors has concluded that Ms. Westley’s leadership experience and her extensive business, management and advisory experience with various companies provide significant value to our Board of Directors, and that therefore she is qualified to serve as a member of our Board of Directors.
Information about the Executive Officers Who Are Not Directors
The following information pertains to our executive officers who are not directors of the Company, as of the Record Date.
Name	Age	Position	Executive Officer Since
Allison Green	34	Chief Financial Officer, Chief Compliance Officer, Treasurer, and Corporate Secretary	2018
Allison Green has served as our Chief Financial Officer since April 2019, as our Chief Compliance Officer since March 2020, and as our Treasurer and Corporate Secretary since June 2018. Ms. Green served as our Controller from July 2017 to May 2019 and as our Senior Vice President of Finance from May 2018 to April 2019. She also served as the Vice President of GSV Asset Management, LLC, the Company’s former external investment adviser, from July 2017 to March 2019. Prior to joining the Company and GSV Asset Management, LLC, she was the Controller and an accounting and financial consultant at Rise Companies Corp., the parent company of Fundrise, a Washington DC-based crowdfunded real estate investment platform, from April 2016 to April 2017. Prior to Rise Companies Corp., Ms. Green was the Controller at the Girl Scout Council of the Nation’s Capital and a ProInspire Fellow at the Council from September 2013 to April 2016. Ms. Green was a member of the Fund Management and Coinvestment teams at The Carlyle Group, focusing on Europe and US Real Estate and Energy Funds from June 2009 to August 2013 and began her career at Deloitte & Touche LLP in Los Angeles as an audit associate focused on financial services clients. Ms. Green is a Certified Public Accountant (CPA, inactive) and graduated with degrees in Accounting and Finance from the University of Southern California.

CORPORATE GOVERNANCE
Director Independence
In accordance with rules of the Nasdaq Capital Market, our Board of Directors annually determines each director’s independence. We do not consider a director independent unless the Board of Directors has determined that he or she has no material relationship with us and that he or she satisfied the independence requirements of the 1940 Act. We monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.
In order to evaluate the materiality of any such relationship, the Board of Directors uses the definition of director independence set forth in the rules promulgated by the Nasdaq Capital Market. The applicable Nasdaq Capital Market rules provide that a director of a business development company (“BDC”) shall be considered to be independent if he or she is not an “interested person” of Sutter Rock Capital, as defined in Section 2(a)(19) of the 1940 Act.
The Board of Directors has determined that each of Messrs. Potter, Lott, and Mazur and Ms. Westley is independent and has no relationship with us, except as a director and/or stockholder. Mark D. Klein is not independent due to his position as our Chief Executive Officer and President.
Board Leadership Structure
Our Board of Directors monitors and performs an oversight role with respect to the business and affairs of Sutter Rock Capital, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to Sutter Rock Capital. Among other things, our Board of Directors approves the appointment of our executive officers, reviews and monitors the services and activities performed by our executive officers and approves the engagement, and reviews the performance of, our independent public accounting firm.
Under our bylaws, our Board of Directors may designate a Chair to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board of Directors. We do not have a fixed policy as to whether the Chair of the Board of Directors should be an independent director and believe that we should maintain the flexibility to select the Chair and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of Sutter Rock Capital and its stockholders at such times.
Our Board of Directors currently does not have a Chair. Mr. Klein serves as our designated lead director and has held such position since March 2016. Mr. Klein’s duties as our designated lead director include serving as chairman of regular meetings of our Board of Directors, establishing an agenda for, and leading, such meetings of our Board of Directors, and performing such other duties as our Board of Directors may establish or delegate. Mr. Klein is an “interested person” of Sutter Rock Capital as defined in Section 2(a)(19) of the 1940 Act due to his position as our Chief Executive Officer and President.
Our view is that Sutter Rock Capital is best served through this existing leadership structure, as Mr. Klein’s relationship with Sutter Rock Capital’s management provides an effective bridge and encourages an open dialogue between management and the Board of Directors, ensuring that both groups act with a common purpose.
Our Board of Directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when non-independent directors serve as designated lead director and as chair of the Board of Directors, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit, valuation, compensation and nominating and corporate governance committees comprised solely of independent directors and the appointment of a Chief Compliance Officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet Sutter Rock Capital’s needs.
Board’s Role in Risk Oversight
Our Board of Directors performs its risk oversight function primarily through (a) its four standing committees, each comprised solely of independent directors, which report to the entire Board of Directors and (b) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.
As described below in more detail under “Committees of the Board of Directors,” the Audit Committee, Nominating and Corporate Governance Committee, Compensation Committee and Valuation Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, and audits of our financial statements. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The Compensation Committee’s risk oversight responsibilities include assisting the Board of Directors with matters related to compensation generally, including director and executive officer compensation. The Valuation Committee’s risk oversight responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our investments.
Our Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Board of Directors will annually review a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of our compliance policies and procedures and those of our service providers. The Chief Compliance Officer’s annual report will address, at a minimum, (a) the operation of our compliance policies and procedures and those of our service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer will meet separately in executive session with the independent directors at least once each year.
Our Board of Directors’ role in risk oversight is effective, and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our gross assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.
We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which our Board of Directors administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.
Committees of the Board of Directors
Our Board of Directors has established an Audit Committee, Nominating and Corporate Governance Committee, a Valuation Committee and a Compensation Committee. During 2019, our Board of Directors held twenty two meetings, our Audit Committee held nine meetings, our Nominating and Corporate Governance Committee held two meetings, our Valuation Committee held six meetings and our Compensation Committee held five meetings. All incumbent directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the respective committees on which they serve. We require each director to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of stockholders. In 2019, three of our five directors attended the annual meeting of stockholders in-person.
Audit Committee
The Audit Committee operates pursuant to a charter approved by our Board of Directors, which sets forth the responsibilities of the Audit Committee and which is made available on our website at https://investors.sutterrock.com/corporate-governance. The Audit Committee’s responsibilities include selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements and periodic filings and receiving our audit reports and financial statements. The Audit Committee is currently composed of Ms. Westley and Messrs. Lott, Mazur and Potter, each of whom is considered independent under the rules of the Nasdaq Capital Market and is not an “interested person” of Sutter Rock Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Mazur serves as Chair of the Audit Committee. Our Board of Directors has determined that Mr. Potter is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Each of Ms. Westley and Messrs. Lott, Mazur and Potter meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee operates pursuant to a charter approved by our Board of Directors, which is made available on our website at https://investors.sutterrock.com/corporate-governance. The members of the Nominating and Corporate Governance Committee are Ms. Westley and Messrs. Potter, Lott and Mazur, each of whom is considered independent under the rules of the Nasdaq Capital Market and is not an “interested person” of Sutter Rock Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Lott serves as Chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board of Directors or a committee thereof, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The Nominating and Corporate Governance Committee’s policy is to consider nominees properly recommended by our stockholders in accordance with our charter, bylaws and applicable law. See “Submission of Stockholder Proposals” in this Proxy Statement for more information.
The Nominating and Corporate Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to us, our stockholders and our Board of Directors. In considering possible candidates for election as a director, the Nominating and Corporate Governance Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:
•
are of the highest character and integrity and have an inquiring mind, vision, a willingness to ask hard questions and the ability to work well with others;

•
are free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

•
are willing and able to devote sufficient time to the affairs of Sutter Rock Capital and are diligent in fulfilling the responsibilities of a member of the Board of Directors and a member of any committees thereof  (including developing and maintaining sufficient knowledge of Sutter Rock Capital and the specialty finance industry in general; reviewing and analyzing reports and other information important to responsibilities of the Board of Directors and any committee thereof; preparing for, attending and participating in meetings of the Board of Directors and meetings of any committee thereof; and satisfying appropriate orientation and continuing education guidelines); and

•
have the capacity and desire to represent the balanced, best interests of the stockholders of Sutter Rock Capital as a whole and not primarily a special interest group or constituency.

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director-nominees. In determining whether to recommend a director-nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board of Directors as a whole. The Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board of Directors, when identifying and recommending director-nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director-nominees is consistent with the Nominating and Corporate Governance Committee’s goal of creating a Board of Directors that best serves our needs and the interests of our stockholders.
Valuation Committee
The Valuation Committee establishes guidelines and makes recommendations to our Board of Directors regarding the valuation of our investments. The Board of Directors and Valuation Committee utilize the services of nationally recognized third-party valuation firms to help determine the fair value of our securities that are not publicly traded and for which there are no readily available market quotations including securities that, while listed on a private securities exchange, have not actively traded. The Valuation Committee is presently composed of Ms. Westley and Messrs. Lott, Mazur and Potter, each of whom is considered independent under the rules of the Nasdaq Capital Market and is not an “interested person” of Sutter Rock Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Potter serves as Chair of the Valuation Committee.
Compensation Committee
The Compensation Committee operates pursuant to a charter approved by our Board of Directors, which is made available on our website at https://investors.sutterrock.com/corporate-governance. The Compensation Committee is responsible for reviewing and approving compensation and reviewing and making recommendations to the Board of Directors regarding incentive compensation and equity-based plans. In connection with reviewing and approving compensation of our executive officers, the Compensation Committee, among other things, (i) considers the Company’s goals and objectives relevant to executive officer compensation; (ii) evaluates each executive officer’s performance in light of such goals and objectives and set each executive officer’s compensation based on such evaluation and such other factors as the Compensation Committee deems appropriate and in the best interests of the Company (including the cost to the Company of such compensation); and (iii) determines any long-term incentive component of each executive officer’s compensation based on awards given to such executive officer in past years (if any), the Company’s performance, stockholder return and the value of similar incentive awards relative to such targets at comparable companies and such other factors as the Compensation Committee deems appropriate and in the best interests of the Company (including the cost to the Company of such compensation). In addition, the Compensation Committee is responsible for assisting the Board of Directors with matters related to compensation generally, including director and executive officer compensation. The Compensation Committee has the authority to engage compensation consultants and to delegate their duties and responsibilities to a member or to a subcommittee of the Compensation Committee. The Compensation Committee is presently composed of Ms. Westley and Messrs. Lott, Potter and Mazur, each of whom is considered independent under the rules of the Nasdaq Capital Market and is not an “interested person” of Sutter Rock Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Ms. Westley serves as Chair of the Compensation Committee.
Compensation Committee Interlocks and Insider Participation
During the fiscal year ended December 31, 2019, no member of the Compensation Committee was an officer, former officer or employee of ours or had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. Each member of the Compensation Committee is independent for purposes of the applicable listing standards of the Nasdaq Capital Market. In addition, no Compensation Committee interlocking relationships, as set forth under Item 407(e) of Regulation S-K, existed during the fiscal year ended December 31, 2019 between any member of the Board of Directors, the Compensation Committee or our executive officers.
Communication with the Board of Directors
Stockholders with questions about us are encouraged to contact our Investor Relations Department. However, if stockholders believe that their questions have not been addressed, they may communicate with our Board of Directors by sending their communications to Sutter Rock Capital Corp., Board of Directors, One Sansome Street, Suite 730, San Francisco, CA 94104. Stockholders should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director(s).
All communications involving accounting, internal accounting controls and auditing matters, possible violations of, or non-compliance with, applicable legal and regulatory requirements or policies, or retaliatory acts against anyone who makes such a complaint or assists in the investigation of such a complaint, will be referred to the Audit Committee.
The acceptance and forwarding of a communication to any director does not imply that the director owes or assumes any fiduciary duty to the person submitting the communication, all such duties being only as prescribed by applicable law.
Hedging, Speculative Trading and Pledging of Securities
Our insider trading policy prohibits our directors, executive officers and employees from engaging in any short-term trading, short sales and other speculative transactions involving our securities, including buying or selling puts or calls or other derivative securities based on our securities. In addition, such persons are prohibited under our insider trading policy from (i) entering into hedging or monetization transactions (such as zero-cost collars and forward-sale contracts) or similar arrangements, except in circumstances that are pre-approved by our chief compliance officer, and (ii) pledging our securities in a margin account or as collateral for a loan, except that our securities may be pledged as collateral for a loan (not including margin debt) if such person clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities and such transaction is pre-approved by our chief compliance officer.
Code of Business Conduct and Ethics
We have adopted a code of business conduct and ethics which applies to, among others, our senior officers, including our Chief Executive Officer, President and our Chief Financial Officer, as well as any of our other officers, directors and employees. Our code of business conduct and ethics is available on our website at https://investors.sutterrock.com/corporate-governance. We will report any material amendments to or waivers of a required provision of our code of conduct and/or corporate governance guidelines on our website and/or in a Current Report on Form 8-K.

COMPENSATION OF DIRECTORS
The following table sets forth compensation of our directors for the fiscal year ended December 31, 2019.
Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total
Interested Directors(3):
Mark D. Klein	—	—	—
Michael T. Moe(4)	—	—	—
Independent Directors(1):
Leonard A. Potter	$98,370	—	$98,370
Ronald M. Lott	95,462	—	95,462
Marc Mazur	100,462	—	100,462
Lisa Westley(5)	49,076	—	49,076
David S. Pottruck(6)	40,000	—	40,000

(1)
For a discussion of the independent directors’ compensation, see below.

(2)
As of December 31, 2019, we did not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

(3)
For a discussion of the compensation of our interested directors or executive officers, see “Compensation Discussion and Analysis” below.

(4)
On and effective March 12, 2019, Mr. Moe resigned from his position as Chairman of the Board of Directors. While Mr. Moe did not receive any fees in connection with his service on the Board, he is a party to the Consulting Agreement described under “Internalization of Our Operating Structure.”

(5)
On and effective July 17, 2019, the Company’s Board of Directors elected Lisa Westley as a director of the Company. Ms. Westley is not an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Company and serves as one of the Company’s independent directors.

(6)
On and effective June 30, 2019, Mr. Pottruck resigned from his position as director of the Company.

The Company pays its independent directors an annual retainer for their service on the Board of Directors, along with additional retainers reflecting service as chair of a committee, as set forth below. The Compensation Committee periodically reviews the compensation of our independent directors and recommends any changes to the Board of Directors for approval. No compensation is paid to directors who are “interested persons” of Sutter Rock Capital (as such term is defined in Section 2(a)(19) of the 1940 Act) for their service on the Board of Directors.
On and effective July 31, 2019, the Board of Directors, based in part on a market-competitive review of director compensation provided by Mercer (US) Inc. (“Mercer”), the Compensation Committee’s independent compensation consultant, approved the following changes to independent director compensation:
(i)
the annual fee paid to independent directors increased to $100,000 from $80,000,

(ii)
the annual fee paid to the Chair of the Audit Committee increased to $15,000 from $10,000, and

(iii)
the annual fee paid to the chairs of the other committees of the Board of Directors increased to $10,000 from $5,000.

Our independent directors also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board and committee meeting attended in person.
If the Amended Equity Incentive Plan is approved by our stockholders at the Annual Meeting, our independent directors will annually receive $50,000 in restricted shares. Each grant of $50,000 in restricted shares will vest if the independent director is in continuous service through the anniversary of such grant (or, if earlier, the annual meeting of the Company’s stockholders that is closest to the anniversary of such grant). See “Proposal II: Approval of the Company’s Amended and Restated 2019 Equity Incentive Plan.”
INTERNALIZATION OF OUR OPERATING STRUCTURE
On and effective March 12, 2019 (the “Effective Date”), our Board of Directors approved internalizing our operating structure (“Internalization”) and we began operating as an internally managed non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. Prior to the Effective Date, we were externally managed by our former investment adviser, GSV Asset Management, LLC (“GSV Asset Management”).
In connection with our Internalization, the Investment Advisory Agreement (the “Investment Advisory Agreement”) between us and GSV Asset Management and the Administration Agreement (the “Administration Agreement”) between us and GSV Capital Service Company, LLC (“GSV Capital Service Company”) were terminated as of the Effective Date in accordance with their respective terms. We entered into a consulting agreement (the “Consulting Agreement”) with Michael T. Moe (the former Chair of our Board of Directors and the Chief Executive Officer and Chief Investment Officer of GSV Asset Management) pursuant to which Mr. Moe provides certain services to us in connection with our transition to an internally managed operating structure. The term of the Consulting Agreement commenced on the Effective Date and continues for an eighteen month period, unless extended for an additional period by mutual agreement of the parties thereto. Pursuant to the Consulting Agreement, the Company will pay Mr. Moe a total amount equal to $1,250,000.
In addition, the Company and GSV Asset Management entered into an Amended and Restated Trademark License Agreement (the “License Agreement”), pursuant to which GSV Asset Management granted the Company a non-transferable, non-sublicensable, and non-exclusive right and license to use the trade name “GSV”, and other state or unregistered “GSV” marks, including the trading symbol “GSVC,” solely in connection with the operation of the Company’s existing business. The term of the License Agreement commenced on the Effective Date and continues for an eighteen month period, unless extended for an additional period by mutual agreement of the parties thereto. Pursuant to the License Agreement, the Company will pay GSV Asset Management a total amount equal to $1,250,000.
COMPENSATION DISCUSSION AND ANALYSIS
The following Compensation Discussion and Analysis, or CD&A, provides information relating to the compensation of Sutter Rock Capital’s Named Executive Officers, or NEOs, for 2019, who were:
•
Mark D. Klein, Member of the Board of Directors, Chief Executive Officer and President;

•
Allison Green, Chief Financial Officer, Chief Compliance Officer, Treasurer, and Corporate Secretary; and

•
Carl Rizzo, Former Chief Compliance Officer.

Effective as of March 15, 2020, our Board of Directors appointed Allison Green, our Chief Financial Officer, Treasurer and Secretary, to serve as our Chief Compliance Officer and Mr. Rizzo ceased serving as our Chief Compliance Officer. Mr. Rizzo was not an employee of the Company, we did not directly compensate him and he served as our Chief Compliance Officer pursuant to an agreement between us and Alaric Compliance Services LLC (“Alaric Compliance Services”), a third-party compliance services provider. We paid Alaric Compliance Services directly for Mr. Rizzo’s services pursuant to such agreement.
As a result of our Internalization, we are an internally managed BDC and our senior management team consists of Mark D. Klein and Allison Green. These executive officers have entered into employment agreements with us and will be compensated according to the terms of such agreements, which are described below under “Employment Agreements.”
Compensation Philosophy and Objectives
Our executive compensation program is designed to attract and retain key executives, motivate them to achieve our business objectives, reward them for performance, encourage them to think and act like our stockholders and align their interests with those of our stockholders. The structure of the NEOs’ employment agreements and our incentive compensation programs are designed to encourage and reward the following, among other things:
•
sourcing and pursuing attractively priced investment opportunities in the securities of rapidly growing venture-capital-backed emerging companies;

•
accomplishing our investment objectives;

•
ensuring we allocate capital in the most effective manner possible; and

•
creating stockholder value.

The compensation program for our NEOs is structured to reflect what we believe to be appropriate practices in corporate governance and executive compensation. The Compensation Committee has the primary authority to establish compensation for the NEOs and administers all executive compensation arrangements and policies. Sutter Rock Capital’s Chief Executive Officer assists the Compensation Committee by providing recommendations regarding the compensation of NEOs, excluding himself. The Compensation Committee exercises its discretion by modifying or accepting these recommendations. The Chief Executive Officer and other members of management routinely attend a portion of the Compensation Committee meetings. However, the Compensation Committee often meets in executive session without the Chief Executive Officer or other members of management when discussing compensation matters and on other occasions as determined by the Compensation Committee.
The Compensation Committee takes into account competitive market practices with respect to the salaries and total direct compensation of the NEOs and other key employees. Members of the Compensation Committee consider market practices by reviewing public and non-public information for executives at comparable companies and funds. The Compensation Committee also has the authority to utilize compensation consultants to better understand competitive pay practices and has retained such expertise in the past.
Independent Compensation Consultant
The Compensation Committee may engage independent compensation consultants to assist the Compensation Committee and provide advice on a variety of compensation matters relating to NEO and independent director compensation, incentive compensation plans and compensation trends, best practices and regulatory matters. Any such compensation consultants are hired by and report directly to the Compensation Committee. Although compensation consultants may work directly with management on behalf of the Compensation Committee, any such work is under the control and supervision of the Compensation Committee. The Compensation Committee retained Mercer as an independent compensation consultant to provide such compensation consulting services for fiscal year 2019, including to opine on market competitive compensation levels and mix necessary to attract and retain quality executive officers and key employees. From time to time and in support of Mercer’s role as an adviser to the Compensation Committee, Mercer receives input regarding the Company’s strategic goals and the manner in which the executive compensation program should support these goals. The Compensation Committee evaluated Mercer’s independence from the Company and determined that Mercer is independent primarily because it does not work for management of the Company, receives no compensation from the Company other than its work in advising the Compensation Committee and maintains no other economic relationships with the Company or any of its affiliates.
Assessment of Market Data
In assessing the competitiveness of executive compensation levels, the Compensation Committee analyzes market data of certain companies, including internally managed BDCs, private equity firms and other asset management and financial services companies. This analysis focuses on key elements of compensation practices in general, and more specifically, the compensation practices at companies and funds reasonably comparable in asset size, typical investment size and type, market capitalization and general business scope as compared to the Company.

In regards to other internally managed BDCs like Sutter Rock Capital, the Compensation Committee considers the compensation practices and policies pertaining to executive officers as detailed in their company’s respective proxies, research analysts’ reports and other publicly available information. However, there are relatively few internally managed BDCs and none that are directly comparable to the Company in regards to business strategies, assets under management, typical investment size and type and market capitalization. Moreover, regarding the compensation and retention of executive talent, the Company also competes with private equity funds, private credit funds, venture funds and other types of specialized investment funds. Since these funds are generally private companies that are not required to publicly disclose their executive compensation practices and policies, the Compensation Committee relies on third-party compensation surveys as well as other available information to compare compensation practices and policies.
Items taken into account from comparable companies and funds include, but are not necessarily limited to, base compensation, bonus compensation, stock option awards, restricted stock awards, carried interest and other compensation. In addition to actual levels of cash and equity related compensation, the Compensation Committee also considers other approaches comparable companies are taking with regard to overall executive compensation practices. Such items include, but are not necessarily limited to, the use of employment agreements for certain employees, the mix of cash and equity compensation, the use of third-party compensation consultants and certain corporate and executive performance measures that are established to achieve longer term total return for stockholders. Finally, in addition to analyzing comparable companies and funds, the Compensation Committee also evaluates the relative cost structure of the Company as compared to the entire BDC sector, including internally and externally managed BDCs, as well as other private funds.
Assessment of Company Performance
The Compensation Committee believes that sustained financial performance coupled with consistent stockholders’ returns as well as proportional employee compensation are essential components for Sutter Rock Capital’s long-term business success. Sutter Rock Capital typically makes multiple year investments in its portfolio companies. However, the Company’s business plan involves taking on investment risks over a range of time periods. Accordingly, much emphasis is focused on maintaining the stability of net asset values as well as the continuity of earnings to pass through to stockholders in the form of increased net asset value per share and dividends. The maintenance and growth of net asset value and overall operating performance of the Company are key metrics in the Compensation Committee’s assessment of financial performance.
Sutter Rock Capital’s primary strategy is to maximize our investment portfolio’s total return, principally by realizing capital gains from equity and equity-related investments and generating current income from debt and equity-related investments. Such capital gains and current income are key drivers to stockholder returns and value. Achieving this strategy requires a methodical asset acquisition approach and active monitoring and management of our investment portfolio over time. A meaningful part of the Company’s employee base is dedicated to the maintenance of asset values, the generation of new investment opportunities and the expansion of capital gains and recurring income to sustain and grow our net asset value and dividends, and thus stockholder returns and value. The Compensation Committee believes that stability of the management team is critical to achieving successful implementation of the Company’s strategies. Further, the Compensation Committee, in establishing and assessing executive salary and performance incentives, is more focused on Sutter Rock Capital’s results as compared to its business objectives rather than the performance of Sutter Rock Capital relative to other comparable companies or industry metrics.
Stockholder Advisory Vote on Executive Compensation
At our 2019 Annual Meeting of Stockholders, our stockholders voted, on an advisory basis, to conduct an advisory vote on executive compensation annually. In accordance with the results of this vote, our Board of Directors determined to implement an advisory vote on executive compensation annually (beginning with the Annual Meeting) until the next required vote on the frequency of stockholder votes on the compensation of executives, which is scheduled to occur at the 2025 Annual Meeting of Stockholders. Our first advisory say-on-pay vote proposal will be considered by our stockholders at the Annual Meeting.

Executive Compensation Components
Overview
For 2019, the components of Sutter Rock Capital’s direct compensation for NEOs included:
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base salary;

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annual cash bonuses and a one-time sign-on bonus;

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long-term compensation pursuant to our 2019 Equity Incentive Plan (the “2019 Equity Incentive Plan”); and

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other benefits.

The Compensation Committee designs each NEO’s direct compensation package to appropriately reward the NEO for his or her contribution to the Company. The judgment and experience of the Compensation Committee are weighed with individual and Company performance metrics and in consultation with the Compensation Committee’s independent third-party compensation consultant and the Company’s Chief Executive Officer (except with respect to himself) to determine the appropriate mix of compensation for each individual. The Compensation Committee does not target a specific level of compensation relative to market practice, and only uses such data as a reference point when establishing compensation levels for NEOs. Cash compensation consisting of base salary and discretionary bonuses tied to achievement of individual performance goals that are reviewed and approved by the Compensation Committee, as well as corporate objectives, are intended to motivate NEOs to remain with the Company and work to achieve expected business objectives. Stock-based compensation is awarded based on performance expectations approved by the Compensation Committee for each NEO. The blend of short-term and long-term compensation may be adjusted from time to time to balance the Compensation Committee’s views regarding the benefits of current cash compensation and appropriate retention incentives.
For additional information regarding the compensation of the NEOs for 2019, please refer to “2019 Compensation Determination” and “Compensation of Executive Officers.”
Base Salary
Base salary is used to recognize the experience, skills, knowledge and responsibilities required of the NEOs in their roles. In connection with establishing the base salary of each NEO, the Compensation Committee and management consider a number of factors, including the seniority and experience level of the individual, the functional role of the position, the level of the individual’s responsibility, the ability to replace the individual, the past base salary of the individual and the relative number of well-qualified candidates available in our area. In addition, the Compensation Committee considers the base salaries paid to comparably situated executive officers and other competitive market practices. This data is provided to the Compensation Committee by its independent third-party compensation consultant.
The salaries of the NEOs are reviewed on an annual basis, as well as at the time of promotion or any substantial change in responsibilities. The leading factors in determining increases in salary level are individual performance and competitive pressures.
Annual Cash Bonuses and a One-time Sign-on Bonus
Annual cash bonuses are intended to reward individual performance during the year and can therefore be highly variable from year to year. Cash bonus awards for the NEOs are determined by the Compensation Committee on a discretionary basis based on performance criteria, particularly corporate and individual performance goals and other measures established by the Compensation Committee with the Chief Executive Officer’s input (except with respect to his own performance criteria). Should actual performance exceed expected performance criteria, the Compensation Committee may adjust individual cash bonuses to take such superior performance into account. Likewise, should actual performance fall below expected performance criteria, the Compensation Committee may adjust individual cash bonuses to take such performance into account.

In addition, Mr. Klein received a one-time discretionary bonus equal to $200,000 in recognition of his exemplary performance in connection with the Company’s transition to an internally managed operating structure during 2019. Pursuant to her initial Employment Agreement (as such term is defined below), Ms. Green received a one-time sign-on bonus equal to $100,000 for 2019. See “Employment Agreements” and “Compensation of Executive Officers — Summary Compensation Table.”
Long-Term Incentive Awards
Sutter Rock Capital’s Board of Directors and stockholders approved the 2019 Equity Incentive Plan in June 2019 to provide stock-based awards as long-term incentive compensation to employees, including the NEOs. The Company uses stock-based awards to (i) attract and retain key employees and officers, (ii) motivate employees and officers by means of performance-related incentives to achieve long-range performance goals, (iii) enable employees and officers to participate in the Company’s long-term growth and (iv) link employees’ compensation to the long-term interests of stockholders. The Compensation Committee has authority to select the persons to receive stock-based awards, and our Board of Directors may also grant awards and administer the 2019 Equity Incentive Plan, in its sole discretion. At the time of each award, the Compensation Committee will determine the terms of the award in its sole discretion, including any performance period (or periods) and any performance objectives relating to the award.
The Compensation Committee may in its sole discretion grant options to purchase our common stock (including incentive stock options and non-qualified stock options). We expect that options granted by our Compensation Committee will represent a fixed number of shares of our common stock, will have an exercise, or strike, price equal to the fair market value of our common stock on the date of such grant, and will be exercisable, or “vested,” at some time at or after grant. The “fair market value” will be defined as the closing sales price of the common stock on the Nasdaq Capital Market on the date of the grant. Some stock options granted by our Compensation Committee may vest simply by the holder remaining with us for a period of time, and some may vest based on our attaining certain performance levels.
The Compensation Committee determined that the stock option awards granted under the 2019 Equity Incentive Plan were not an effective means of incentivizing the Company’s employees, including the NEOs, to advance stockholders’ interests and that other types of compensation, such as the bonus structure set forth in the Amended Employment Agreements (as such term is defined below), would provide a better method of aligning the NEOs’ interests with those of the Company’s stockholders. Accordingly, on April 28, 2020, all stock option awards granted under the 2019 Equity Incentive Plan to the Company's employees, including the NEOs, were cancelled for no payment. See “Employment Agreements” for additional information regarding the Amended Employment Agreements.
In addition, if the Amended Equity Incentive Plan is approved by our stockholders at the Annual Meeting, we may grant restricted shares in addition to stock options to our employees, including the NEOs. See “Proposal II: Approval of the Company’s Amended and Restated 2019 Equity Incentive Plan.”
Other Benefits
Sutter Rock Capital’s NEOs generally participate in the same benefit plans and programs as the Company’s other employees, including comprehensive medical, dental and vision insurance, short term and long term disability insurance and life insurance.
Sutter Rock Capital maintains a 401(k) plan for all full-time employees who are at least 21 years of age through which the Company makes non-discretionary matching contributions to each participant’s plan account on the participant’s behalf. For each participating employee, the Company’s contribution is a 50% match of the employee’s contributions up to a 6% contribution level, with a maximum annual regular matching contribution of $12,600 during 2019. All contributions to the plan, including those made by the Company, vest immediately. The Board of Directors may also, at its sole discretion, provide that the Company will make additional contributions to employee 401(k) plan accounts, which would also vest immediately.
The Company provides no other material benefits, deferred compensation, perquisites or retirement benefits to the NEOs.

Employment Agreements
Overview
As described below, the Company is a party to an employment agreement with each of Mark D. Klein and Allison Green. On April 23, 2019, the Company entered into an initial employment agreement with each of Mr. Klein and Ms. Green pursuant to which they received their respective salaries, bonuses, and benefits for 2019. On April 28, 2020, the Company entered into an amended and restated employment agreement with each of Mr. Klein and Ms. Green, which set forth their respective salaries, bonuses and benefits for 2020 and until such employment agreements are amended or terminate. As described below, such amended and restated employment agreements extended the terms of the initial employment agreements by one-year to December 31, 2023 and included a provision making Mr. Klein and Ms. Green eligible to receive additional bonus payments in excess of the annual bonus payments set forth in the initial employment agreements, provided that they use 100% of the net amount of such additional bonus payments to purchase shares of the Company’s common stock.
Under the 2019 Equity Incentive Plan, each of Mr. Klein and Ms. Green may receive stock option awards pursuant to his or her employment agreement. Under the Amended Equity Incentive Plan, if approved by our stockholders at the Annual Meeting, each of Mr. Klein and Ms. Green may also receive restricted stock awards.
Employment Agreements, dated April 23, 2019, with Mark D. Klein and Allison Green
On April 23, 2019, the Company entered into an initial employment agreement with each of Mark D. Klein, the Company’s Chief Executive Officer and President (the “Klein Agreement”), and Allison Green, the Company’s Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary (the “Green Agreement,” and together with the Klein Agreement, the “Employment Agreements,” and each, an “Employment Agreement”). Each Employment Agreement was effective as of March 12, 2019 and would end on December 31, 2022, unless sooner terminated pursuant to the terms of such Employment Agreement. The initial term of each Employment Agreement would end on December 31, 2022, and was subject to automatic renewal upon completion of such term unless the parties to such Employment Agreement elected to terminate such Employment Agreement at least thirty (30) days prior to the expiration of its then current term.
Under the terms of the Klein Agreement and Green Agreement, Mr. Klein and Ms. Green were entitled to receive an annual base salary equal to eight hundred fifty thousand dollars ($850,000) and four hundred fifty thousand dollars ($450,000), respectively (subject to annual review and increase by the Board of Directors at its sole discretion) and were eligible to earn annual bonus payments of up to one hundred percent (100%) and seventy percent (70%), respectively, of his or her then-effective base salary. Such annual bonus payments, if any, would be payable at the discretion of the Board of Directors if certain Company performance objectives, performance goals and other objectives, as mutually agreed upon by the Board of Directors and Mr. Klein and Ms. Green, as applicable, were achieved. Ms. Green also received an additional one-time sign-on bonus equal to one hundred thousand dollars ($100,000) under her employment agreement.
Under the terms of the Employment Agreements, in the event of termination of such executive’s employment due to such executive’s death or disability (as defined in the applicable Employment Agreement), such executive, or such executive’s legal representatives or named beneficiaries, would be entitled to receive (i) earned but unpaid base salary, (ii) any accrued but unpaid paid time off or vacation payable in accordance with applicable Company policy, (iii) any reimbursable business expenses incurred, but not yet reimbursed to such executive, and (iv) any benefits earned through the date of such executive’s termination in accordance with the terms of the applicable benefit plans (collectively, the “Accrued Benefits”). The Company would also pay such executive or such executive’s legal representatives or named beneficiaries, as applicable, (i) any unpaid annual bonus for the preceding fiscal year and (ii) a pro-rated portion of the annual bonus for the current fiscal year based on the number of days of the current fiscal year that such executive was employed by the Company. Additionally, notwithstanding the terms of the applicable equity incentive plan or award agreement, any unvested portion of any equity awards held by such executive would immediately vest in full and become exercisable and free from forfeiture or repurchase, as applicable, as of the date of such executive’s termination.
Under the terms of the Employment Agreements, in the event of the termination of such executive’s employment for cause (as defined in the applicable Employment Agreement), the Company would pay to such executive accrued benefits that had been earned but unpaid as of the date of the termination and such executive would receive no further payments of any kind.
Under the terms of the Employment Agreements, in the event of the termination of such executive’s employment without cause or for good reason (as defined in the applicable Employment Agreement), the Company would pay to such executive all Accrued Benefits through the date of such termination, and the following severance benefits:
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The Company would pay such executive a lump sum amount of severance equal to the product of: (A) the multiplier; and (B) the sum of (i) such executive’s then-current base salary, plus (ii) the annual bonus earned by such executive for the preceding fiscal year. The multiplier would equal two (2) for Mr. Klein and one (1) for Ms. Green, provided, however, that the multiplier would equal three (3) for Mr. Klein and two (2) for Ms. Green if (x) the termination occurred within the first anniversary of a change in control event (as defined in the applicable Employment Agreement), (y) such executive did not vote in favor of such change in control, and (z) the Company’s net assets were greater than $100,000,000, as determined by the Board of Directors in good faith. If the termination occurred in 2019, the annual bonus for purposes of the severance calculation would equal such executive’s base salary.

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Notwithstanding the terms of the applicable equity incentive plan or award agreement, any unvested portion of any equity awards held by such executive would immediately vest in full and become exercisable and free from forfeiture or repurchase, as applicable, as of the date of such executive’s termination.

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The Company would provide, at the Company’s cost, continuation health insurance coverage under COBRA during the twelve (12) months following the date of termination for Ms. Green and the eighteen (18) months following the date of termination for Mr. Klein (each, “COBRA Coverage Period”), provided that, these payments for continuation coverage under COBRA would cease prior to the end of the COBRA Coverage Period if such executive became eligible for other group health insurance coverage from a new employer, and provided further that such coverage provided during the COBRA Coverage Period would be included in (and not in addition to) the continuation period under COBRA.

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Such executive would be eligible to receive any unpaid annual bonus for the preceding fiscal year, and a pro-rated portion of the annual bonus for the current fiscal year based on the number of days of the current fiscal year that such executive was employed by the Company.

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Ms. Green would also be eligible to receive any unpaid sign-on bonus amounts as if she had been employed through the sign-on bonus payment date.

Payment of any amounts and benefits in addition to the base salary, including any severance benefit, would be conditioned on such executive’s execution and non-revocation, where applicable, of a release of claims in favor of the Company. The severance amount, with the exception of the pro-rated bonus for the current fiscal year, would be paid to such executive within thirty (30) days following the effective date of such release. The pro-rated bonus for the current fiscal year would be paid in accordance with the Company’s regular payment schedule for the annual bonus for that calendar year.
Each Employment Agreement contained a provision for the protection of our confidential information, trade secrets, and intellectual property during such executive’s employment with the Company or its affiliates and following termination of such executive’s employment. Except as required by law, such executive would not, directly or indirectly, at any time, disclose to any third person or use in any way any non-public information or confidential information. Each Employment Agreement also contained a mutual non-disparagement provision that provided that neither party to such Employment Agreement would disparage the other, and an arbitration clause that mandated arbitration in the event of a dispute.

Amended Employment Agreements, dated April 28, 2020, with Mark D. Klein and Allison Green
On April 28, 2020, the Company entered into an amended and restated employment agreement with each of Mark D. Klein, the Company’s Chief Executive Officer and President (the “Amended Klein Agreement”), and Allison Green, the Company’s Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary (the “Amended Green Agreement,” and together with the Amended Klein Agreement, the “Amended Employment Agreements,” and each, an “Amended Employment Agreement”). Each Amended Employment Agreement is effective as of April 28, 2020, and will have a term that ends on December 31, 2023, unless sooner terminated pursuant to the terms of such Amended Employment Agreement. Each Amended Employment Agreement is subject to automatic renewal upon completion of its term unless the parties thereto elect to terminate such agreement at least thirty (30) days prior to the expiration of its then current term.
Under the terms of the Amended Klein Agreement and the Amended Green Agreement, Mr. Klein and Ms. Green are entitled to receive an annual base salary equal to eight hundred fifty thousand dollars ($850,000) and four hundred fifty thousand dollars ($450,000), respectively (subject to annual review and increase by the Board of Directors at its sole discretion) and are eligible to earn annual bonus payments of up to one hundred percent (100%) and seventy percent (70%), respectively, of his or her then-effective base salary. Such annual bonus payments, if any, shall be payable at the discretion of the Board of Directors if certain Company performance objectives, performance goals and other objectives, as mutually agreed upon by the Board of Directors and Mr. Klein and Ms. Green, as applicable, are achieved. In addition, Mr. Klein and Ms. Green are eligible to receive additional bonus payments in excess of such annual bonus payments, as determined by the Compensation Committee, provided that Mr. Klein and Ms. Green use one hundred percent (100%) of the net amount (as defined in the applicable Amended Employment Agreement) to purchase shares of the Company’s common stock in accordance with the Company’s policies and procedures and applicable law.
Under the terms of the Amended Employment Agreements, in the event of termination of such executive’s employment due to such executive’s death or disability (as defined in the applicable Amended Employment Agreement), such executive, or such executive’s legal representatives or named beneficiaries, will be entitled to receive (i) earned but unpaid base salary, (ii) any accrued but unpaid paid time off or vacation payable in accordance with applicable Company policy, (iii) any reimbursable business expenses incurred, but not yet reimbursed to such executive, and (iv) any benefits earned through the date of such executive’s termination in accordance with the terms of the applicable benefit plans (collectively, the “Accrued Benefits”). The Company shall also pay such executive or such executive’s legal representatives or named beneficiaries, as applicable, (i) any unpaid annual bonus for the preceding fiscal year and (ii) a pro-rated portion of the annual bonus for the current fiscal year based on the number of days of the current fiscal year that such executive was employed by the Company. Additionally, notwithstanding the terms of the applicable equity incentive plan or award agreement, any unvested portion of any equity awards held by such executive shall immediately vest in full and become exercisable and free from forfeiture or repurchase, as applicable, as of the date of such executive’s termination.
Under the terms of the Amended Employment Agreements, in the event of the termination of such executive’s employment for cause (as defined in the applicable Amended Employment Agreement), the Company shall pay to such executive accrued benefits that had been earned but unpaid as of the date of the termination and such executive shall receive no further payments of any kind.
Under the terms of the Amended Employment Agreements, in the event of the termination of such executive’s employment without cause or for good reason (as defined in the applicable Amended Employment Agreement), the Company shall pay to such executive all Accrued Benefits through the date of such termination, and the following severance benefits:
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The Company shall pay such executive a lump sum amount of severance equal to the product of: (A) the multiplier; and (B) the sum of (i) such executive’s then-current base salary, plus (ii) the annual bonus earned by such executive for the preceding fiscal year. The multiplier shall equal two (2) for Mr. Klein and one (1) for Ms. Green, provided, however, that the multiplier shall equal three (3) for Mr. Klein and two (2) for Ms. Green if (x) the termination occurs within the first anniversary of a change in control event (as defined in the applicable Amended Employment Agreement), (y) such executive did not vote in favor of such change in control, and (z) the Company’s net assets are greater than $100,000,000, as determined by the Board in good faith. If the termination occurs in 2020, the annual bonus for purposes of the severance calculation shall equal such executive’s base salary.
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Notwithstanding the terms of the applicable equity incentive plan or award agreement, any unvested portion of any equity awards held by such executive shall immediately vest in full and become exercisable and free from forfeiture or repurchase, as applicable, as of the date of such executive’s termination.

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The Company shall provide, at the Company’s cost, continuation health insurance coverage under COBRA during the twelve (12) months following the date of termination for Ms. Green and the eighteen (18) months following the date of termination for Mr. Klein (each, “COBRA Coverage Period”), provided that, these payments for continuation coverage under COBRA shall cease prior to the end of the COBRA Coverage Period if such executive becomes eligible for other group health insurance coverage from a new employer, and provided further that such coverage provided during the COBRA Coverage Period shall be included in (and not in addition to) the continuation period under COBRA.

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Such executive shall be eligible to receive any unpaid annual bonus for the preceding fiscal year, and a pro-rated portion of the annual bonus for the current fiscal year based on the number of days of the current fiscal year that such executive was employed by the Company.

Payment of any amounts and benefits in addition to the base salary, including any severance benefit, shall be conditioned on such executive’s execution and non-revocation, where applicable, of a release of claims in favor of the Company. The severance amount, with the exception of the pro-rated bonus for the current fiscal year, shall be paid to such executive within thirty (30) days following the effective date of such release. The pro-rated bonus for the current fiscal year will be paid in accordance with the Company’s regular payment schedule for the annual bonus for that calendar year.
Each Amended Employment Agreement contains a provision for the protection of our confidential information, trade secrets, and intellectual property during such executive’s employment with the Company or its affiliates and following termination of such executive’s employment. Except as required by law, such executive will not, directly or indirectly, at any time, disclose to any third person or use in any way any non-public information or confidential information. Each Amended Employment Agreement also contains a mutual non-disparagement provision that provides that neither party to such Amended Employment Agreement will disparage the other, and an arbitration clause that mandates arbitration in the event of a dispute.
Change in Control and Severance
Upon termination of employment after a change in control, the NEOs may receive severance payments under their respective employment agreements. The provisions related to severance payments are identical in the initial Employment Agreements and the Amended Employment Agreements. Equity-based awards under the 2019 Equity Incentive Plan would vest as outlined below. However, on April 28, 2020, all stock option awards granted under the 2019 Equity Incentive Plan were cancelled and there are no stock option awards currently outstanding.
2019 Equity Incentive Plan. Equity-based awards under the 2019 Equity Incentive Plan could vest and/or become immediately exercisable or salable upon a change of control, and would not require a termination of employment in conjunction with the change of control. Upon specified covered transactions involving a change of control (as defined in the 2019 Equity Incentive Plan), all outstanding awards under the 2019 Equity Incentive Plan could either be assumed or substituted for by the surviving entity. If the surviving entity would not assume or substitute similar awards, the awards held by the participants would be accelerated in full and then terminated to the extent not exercised prior to the covered transaction.
Severance. Under specified covered transactions involving a change in control (as defined in each NEO’s initial Employment Agreement and the Amended Employment), an NEO may be entitled to receive certain severance payments and benefits as discussed above under “— Employment Agreements.”

The rationale behind providing a severance package in certain events is to attract talented executives who are assured that they will not be financially injured if they physically relocate and/or leave another job to join us but are forced out through no fault of their own and to ensure that our business is operated and governed for our stockholders by a management team, and under the direction of a board of directors, who are not financially motivated to frustrate the execution of a change in control transaction.
1940 Act Restrictions on Company Performance Based Compensation
The 1940 Act provides that a BDC such as Sutter Rock Capital may maintain either an equity incentive plan or a “profit-sharing plan,” but not both, for its NEOs and other employees. The Compensation Committee believes that equity incentives closely align the interests of NEOs and employees with those of the Company’s stockholders. Accordingly, Sutter Rock Capital has adopted and maintained the 2019 Equity Incentive Plan for its NEOs and employees since 2019. As a result, the 1940 Act prohibits Sutter Rock Capital from having a “profit-sharing plan.”
The term “profit-sharing plan” is very broadly defined in the 1940 Act but in this context is generally viewed as referring to incentive and other compensation being directly tied to a company’s gross or net income or any other indicia of the company’s overall financial performance, such as realized gains or losses and unrealized appreciation or depreciation on investments. In this regard, the SEC has indicated that a compensation program possesses profit-sharing characteristics if a company is obligated to make payments under the program based on company performance metrics.
Due to these restrictions imposed by the 1940 Act, the Compensation Committee is not permitted to use nondiscretionary or formulaic Company performance goals or criteria to determine executive incentive compensation. Instead, the Compensation Committee considers overall Company performance along with other factors, including individual performance criteria, and uses its discretion in determining the appropriate compensation for NEOs and other key employees. The Compensation Committee’s objective is to work within the 1940 Act regulatory framework to establish appropriate compensation levels, maintain pay-for-performance alignment and implement compensation best practices.
Tax Deductibility of Compensation
Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), generally disallows a tax deduction to public companies to the extent compensation paid to any “covered employee” exceeds $1 million in a given year. Prior to the passage of the 2017 Tax Cuts and Jobs Act, the $1 million limitation on deductibility did not apply to performance-based compensation, such as certain performance-based annual cash bonuses and equity awards. The Tax Cuts and Jobs Act generally eliminated this previously-available exclusion for performance-based compensation for taxable years beginning after 2017. Therefore, to the extent any of our “covered employees” receives compensation in excess of $1 million for any year, Sutter Rock Capital generally cannot deduct such excess compensation for U.S. federal income tax purposes. For purposes of Section 162(m), a “covered employee” includes our CEO and each of our other NEOs; in addition, once a person is determined to be a covered employee, such person continues to be a covered employee regardless of whether such person remains an NEO.
While the Compensation Committee considers the deductibility of compensation as one factor in determining executive compensation, the Compensation Committee also considers other factors in making compensation decisions as noted herein and retains the flexibility to authorize amounts and forms of compensation that it determines to be consistent with the goals of our executive compensation program even if such compensation is not deductible by the Company for tax purposes.
2019 Compensation Determination
The Compensation Committee analyzed the competitiveness of the components of compensation described above on both an individual and aggregate basis. The Compensation Committee believes that the total compensation paid to the NEOs for the fiscal year ended December 31, 2019 is consistent with the overall objectives of Sutter Rock Capital’s executive compensation program.

Base Salary
The Compensation Committee annually reviews the base salary of each executive officer, including each NEO, and determines whether or not to increase it in its sole discretion, including in consultation with its independent compensation consultant. Increases to base salary can be awarded to recognize, among other things, individual performance and competitive pressures.
In 2019, the Compensation Committee did not adjust base salaries for each NEO beyond what was agreed to in their initial Employment Agreements.
The amount of annual base salary paid to each NEO for 2019 is presented under the caption entitled “Compensation of Executive Officers — Summary Compensation Table.” The Compensation Committee believes that the base salaries were competitive in the marketplace and appropriate for Sutter Rock Capital executives as a key component of an overall compensation package.
Annual Cash Incentive Bonus and One-time Sign-on Bonus
Cash bonuses are determined annually by the Compensation Committee in accordance with the NEO’s respective employment agreements and are based on individual and corporate performance objectives coupled with Committee discretion as appropriate. The Compensation Committee considered a number of major achievements as well as other factors when evaluating the cash bonuses paid to NEOs for 2019. The Compensation Committee also consulted with its independent compensation consultant and considered the NEOs’ respective employment agreements. The net result of these considerations resulted in cash bonuses paid to the NEOs. In particular, cash bonuses paid to NEOs for 2019 performance included recognition of Sutter Rock Capital’s transition to an internally managed operating structure, favorable financial results, key operational achievements.
The factors described above that were considered by the Compensation Committee in determining the cash bonuses for NEOs included:
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Achievement of corporate objectives, particularly those related to the preservation of capital through maintenance and growth of net asset value per share;

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Individual performance and achievement of individual goals, as well as the contribution to corporate objectives;

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Maintaining liquidity and capital flexibility to accomplish the Company’s business objectives;

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Maintaining the highest ethical standards, internal controls and adherence to regulatory requirements;

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Appropriate and planned development of personnel;

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Internalization of the BDC and related creation and continuous development of operational best practices within governance and regulatory requirements;

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Enhanced stockholder communication and outreach including non-deal roadshows and investor conferences, responsiveness to inbound investor inquiries, and further development of information proactively provided to stockholder via press releases, online, and through social media;

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Strengthened and improved valuation and investment processes as well as significantly more robust and timely Board reporting;

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Development of more focused and active maintenance and growth of the investment portfolio driven by investment exits, new investments, strategic follow-on investments, and investment restructuring; and

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Continued growth of NAV per share and strengthening of Company financials through meticulous cost reduction, review of vendor contracts, and strategic stockholder initiatives.

The Compensation Committee did not weight these achievements or the other factors and used discretion in determining the cash bonus amount allocated to each executive. The amount of the annual cash bonus paid to each NEO for 2019 is presented under the caption entitled “Compensation of Executive Officers — Summary Compensation Table.” The Compensation Committee believes that these cash bonus awards are individually appropriate based on 2019 performance. Such bonuses comprise a key component of the Company’s overall compensation program.
In addition, Mr. Klein received a one-time discretionary bonus equal to $200,000 in recognition of his exemplary performance in connection with the Company’s transition to an internally managed operating structure during 2019. Pursuant to her initial Employment Agreement, Ms. Green received a one-time sign-on bonus equal to $100,000 for 2019. See “Employment Agreements” and “Compensation of Executive Officers — Summary Compensation Table.”
On April 28, 2020, the Company entered into the Amended Employment Agreements with Mr. Klein and Ms. Green, pursuant to which they are eligible to receive additional bonus payments in excess of their annual bonus payments, as determined by the Compensation Committee, provided that Mr. Klein and Ms. Green use one hundred percent (100%) of the net amount to purchase shares of the Company’s common stock. The Compensation Committee and the Board of Directors determined that the potential for, and use of, such additional bonus payment would better align NEOs’ interests with those of the Company’s stockholders. See “Employment Agreements.”
Long-Term Incentive Awards
The Company granted stock options to the NEOs in 2019 to recognize individual contributions to corporate strategic priorities and to the long-term performance of the Company. The number of stock options granted to each NEO in 2019 is presented under the caption entitled “Compensation of Executive Officers — Grants of Plan-Based Awards.”
The Compensation Committee determined that the stock option awards granted under the 2019 Equity Incentive Plan were not an effective means of incentivizing the Company’s employees, including the NEOs, to advance stockholders’ interests and that other types of compensation, such as the additional bonus payments available under the Amended Employment Agreements, would provide a better method of aligning the NEOs’ interests with those of the Company’s stockholders. Accordingly, on April 28, 2020, all stock option awards granted under the 2019 Equity Incentive Plan to the Company’s employees, including the NEO, were cancelled for no payment. See “Employment Agreements” for additional information regarding the Amended Employment Agreements.
In addition, if the Amended Equity Incentive Plan is approved by our stockholders at the Annual Meeting, we may grant restricted shares in addition to stock options to our employees, including the NEOs. See “Proposal II: Approval of the Company’s Amended and Restated 2019 Equity Incentive Plan.”
Risk Management and Compensation Policies and Practices
We believe that risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on the Company. In addition, the Compensation Committee believes that the mix and design of the elements of executive compensation do not encourage management to assume excessive risks.
The Compensation Committee has reviewed the elements of executive compensation to determine whether any portion of executive compensation encourages excessive risk taking and concluded:
•
compensation is allocated among base salary, cash bonus and other compensation opportunities in such a way as to not encourage excessive risk-taking;

•
executive goals are appropriately established across several key metrics and criteria in order to avoid an outcome where the failure to achieve any individual target would result in a large percentage loss of compensation; and

•
executives are encouraged to buy the Company’s common stock, and are eligible to receive stock based compensation.

Finally, in addition to the factors described above, discretionary compensation decisions that are under the exclusive purview of the Compensation Committee include subjective considerations that restrain the influence of formulae or objective-driven determinations that might lead to excessive risk taking.

Conclusion
We believe that our compensation policies and objectives are designed to fairly compensate, retain and motivate our NEOs and to ultimately reward them for outstanding performance. The retention and motivation of our NEOs should enable us to grow strategically and position ourselves competitively in the market in which we operate.
COMPENSATION COMMITTEE REPORT
We have reviewed and discussed the Compensation Discussion and Analysis included in this Proxy Statement with Sutter Rock Capital’s management and, based on our review and discussions, we recommended to the Board of Directors of Sutter Rock Capital that the Compensation Discussion and Analysis be included in this Proxy Statement.
Respectfully Submitted,

The Compensation Committee
Lisa Westley, Chair
Ronald M. Lott
Marc Mazur
Leonard A. Potter

COMPENSATION OF EXECUTIVE OFFICERS
The following table summarizes the compensation of our Named Executive Officers, or NEOs, from the time of our Internalization on March 12, 2019 through December 31, 2019. Prior to the Effective Date of our Internalization, we were externally managed by our former investment adviser, GSV Asset Management, had no employees and none of our NEOs received direct compensation from us. Prior to such date and our Internalization, the compensation of our finance, compliance, operations and administrative staff and executive officers was paid by our former administrator, GSV Capital Service Company, pursuant to the Administration Agreement.
Summary Compensation Table
Name and Principal Position	Year(1)	Salary(2)	Bonus(3)	Stock Option Awards(4)	All Other Compensation(5)	Total
Mark D. Klein Member of the Board of Directors, Chief Executive Officer, and President	2019	$680,914	$1,050,000	$2,442,326*	$315	$4,173,555
Allison Green Chief Financial Officer, Chief Compliance Officer, Treasurer, and Corporate Secretary(6)	2019	$356,855	$415,000	$449,902*	$5,566	$1,227,323
Carl Rizzo Former Chief Compliance Officer(7)	2019	—	—	—	—	—

*
The Compensation Committee determined that stock option awards granted under the 2019 Equity Incentive Plan were not effective means of incentivizing NEOs and aligning their interests with those of the Company's stockholders. Accordingly, all such stock option awards were cancelled for no payment on April 28, 2020 and no stock option awards are currently outstanding.

(1)
The summary compensation information provided in this table reflects compensation received by each of the NEOs between the Effective Date of the Company’s Internalization (March 12, 2019) and December 31, 2019.

(2)
The salaries of Mr. Klein and Ms. Green were paid pursuant to employment agreements with such individuals and the Company. Pursuant to Mr. Klein’s employment agreement, he is entitled to receive an initial base salary equal to $850,000, which may be increased at the discretion of the Compensation Committee and the Board of Directors. Pursuant to Ms. Green’s employment agreement, she is entitled to receive an initial base salary equal to $450,000, which may be increased at the discretion of the Compensation Committee and the Board of Directors. See “Employment Agreements” for additional information. Mr. Rizzo was not an employee of the Company, the Company did not directly compensate him and he served as the Company’s Chief Compliance Officer pursuant to an agreement between the Company and Alaric Compliance Services. The Company paid Alaric Compliance Services directly for Mr. Rizzo’s services pursuant to such agreement. During the fiscal year ended December 31, 2019, the Company paid Alaric Compliance Services approximately $117,954 for Mr. Rizzo’s services.

(3)
These amounts reflect a one-time sign-on bonus paid to Ms. Green pursuant to her employment agreement in an amount equal to $100,000, a one-time discretionary bonus paid to Mr. Klein in an amount equal to $200,000, as well as annual cash bonuses based on individual and corporate performance, as determined by the Compensation Committee, in an amount equal to $850,000 for Mr. Klein and $315,000 for Ms. Green. The annual cash bonuses relate, in part, to Mr. Klein’s and Ms. Green’s respective employment agreements. Such annual cash bonuses and Mr. Klein’s one-time discretionary bonus were determined in 2019 and payable as of December 31, 2019, but were paid to Mr. Klein and Ms. Green on January 31, 2020.

(4)
These amounts represent the grant date fair value of stock option awards in accordance with FASB ASC Topic 718 based on the closing price of our common stock on the grant date. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. These amounts do not correspond to the actual value that will be recognized by our NEOs upon the vesting and exercise of such grants. For additional information, please see the discussion of the assumptions made in the valuation of these awards in Note 11 to the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K accompanying this Proxy Statement.

(5)
These amounts reflect the employer-funded cost of medical, dental, and vision health plan premiums and other insurance plan premiums and employer matching contributions we made to each NEO’s account in our 401(k) plan.

(6)
Effective as of March 15, 2020, Ms. Green was appointed as the Company’s Chief Compliance Officer.

(7)
Effective as of March 15, 2020, Mr. Rizzo ceased serving as the Company’s Chief Compliance Officer. Mr. Rizzo was not an employee of the Company, the Company did not directly compensate him and he served as the Company’s Chief Compliance Officer pursuant to an agreement between the Company and Alaric Compliance Services. The Company paid Alaric Compliance Services directly for Mr. Rizzo’s services pursuant to such agreement.

Grants of Plan-Based Awards
The following table sets forth information regarding stock option awards granted to our NEOs in fiscal year 2019:
Name	Grant Date	Stock Option Awards; Number of Shares*(1)	Grant Date Fair Value of Stock Option Awards*
Mark D. Klein Member of the Board of Directors, Chief Executive Officer, and President	July 17, 2019	950,000	$2,442,326
Allison Green Chief Financial Officer, Chief Compliance Officer, Treasurer, and Corporate Secretary(2)	July 17, 2019	175,000	$449,902
Carl Rizzo Former Chief Compliance Officer(3)	—	—	—

*
The Compensation Committee determined that stock option awards granted under the 2019 Equity Incentive Plan were not effective means of incentivizing NEOs and aligning their interests with those of the Company’s stockholders. Accordingly, all such stock option awards were cancelled for no payment on April 28, 2020 and no stock option awards are currently outstanding.

(1)
Unless otherwise noted, grants of options to NEOs in 2019 under the 2019 Equity Incentive Plan vest ratably over three years from the grant date (subject to rounding of partial shares), with 1/3 vesting immediately on the grant date of July 31, 2019, 1/3 vesting on July 17, 2020 and the remaining 1/3 vesting on July 17, 2021.

(2)
Effective as of March 15, 2020, Ms. Green was appointed as the Company’s Chief Compliance Officer.

(3)
Effective as of March 15, 2020, Mr. Rizzo ceased serving as the Company’s Chief Compliance Officer. Mr. Rizzo was not an employee of the Company, the Company did not directly compensate him and he served as the Company’s Chief Compliance Officer pursuant to an agreement between the Company and Alaric Compliance Services. The Company paid Alaric Compliance Services directly for Mr. Rizzo’s services pursuant to such agreement.

Outstanding Equity Awards at Fiscal Year End
The following table sets forth information regarding stock option awards outstanding at December 31, 2019:
Name	Grant Date*	Number of Securities Underlying Options (#) Total Grant(1)	Number of Securities Underlying Unexercised Options (#) Exercisable(2)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date*
Mark D. Klein Member of the Board of Directors, Chief Executive Officer, and President	July 17, 2019(3)	950,000	316,667	633,333	—	$6.57	July 17, 2029
Allison Green Chief Financial Officer, Chief Compliance Officer, Treasurer, and Secretary(4)	July 17, 2019(3)	175,000	58,334	116,666	—	$6.57	July 17, 2029
Carl Rizzo Former Chief Compliance Officer(5)	—	—	—	—	—		—

*
The Compensation Committee determined that the stock option awards granted under the 2019 Equity Incentive Plan were not effective means of incentivizing NEOs and aligning their interests with those of the Company's stockholders. Accordingly, all such stock option awards were cancelled for no payment on April 28, 2020 and no stock option awards are currently outstanding.

(1)
No stock option awards were transferred during the fiscal year ended December 31, 2019.

(2)
Amounts reflect rounding of partial shares.

(3)
Stock option awards vest ratably over three years from the grant date (subject to rounding of partial shares), with 1/3 vesting immediately on the grant date, 1/3 vesting on July 17, 2020 and the remaining 1/3 vesting on July 17, 2021.

(4)
Effective as of March 15, 2020, Ms. Green was appointed as the Company’s Chief Compliance Officer.

(5)
Effective as of March 15, 2020, Mr. Rizzo ceased serving as the Company’s Chief Compliance Officer. Mr. Rizzo was not an employee of the Company, the Company did not directly compensate him and he served as the Company’s Chief Compliance Officer pursuant to an agreement between the Company and Alaric Compliance Services. The Company paid Alaric Compliance Services directly for Mr. Rizzo’s services pursuant to such agreement.

Equity Awards Exercised in Fiscal Year
During the fiscal year ended December 31, 2019, none of the NEOs exercised any vested stock option awards. The Compensation Committee determined that the stock option awards granted under the 2019 Equity Incentive Plan were not effective means of incentivizing NEOs and aligning their interests with those of the Company's stockholders. Accordingly, all such stock option awards were cancelled for no payment on April 28, 2020 and no stock option awards are currently outstanding.
Potential Payments Upon Change in Control or Termination of Employment
As described under “Employment Agreements,” upon the termination of an NEO’s employment with the Company, whether due to death or disability, as a result of a change in control, for cause or without cause, voluntarily or for good reason (as such terms are defined in the applicable employment agreement), certain payments and benefits will be paid and made available to such NEOs. Under the initial Employment Agreements and the Amended Employment Agreements, if an NEO’s employment is terminated as a result of death or disability, without cause or for good reason, any unvested portion of any equity awards held by the NEO will immediately vest in full and become exercisable and free from forfeiture or repurchase, as applicable, as of the effective date of any such event of employment termination. If the NEO’s employment is terminated for any other reason, including for cause, any unvested portion of any equity awards held by the NEO will be forfeited immediately as of the effective of date of any such event of employment termination. See “Employment Agreements” for additional information.
The following table provides estimates of the potential payments and benefits such NEOs would receive pursuant to his or her employment agreement, assuming his or her employment was terminated on December 31, 2019.
Name	Benefit*	Upon Death or Disability(1)	Voluntary Resignation(1)(2)	Termination for Cause(1)	Termination without Cause or Resignation for Good Reason Prior to a Change in Control(1)	Termination without Cause or Resignation for Good Reason After a Change in Control(1)
Mark D. Klein	Salary	$—	$—	$—	$1,700,000	$2,550,000
	Bonus(3)	850,000	—	—	1,700,000(4)	2,550,000(4)
	Accelerated Equity Award Vesting(5)(6)	—	—	—	—	—
	Other(7)	—	—	—	54,000	54,000
	Total	$850,000	$—	$—	$3,454,000	$5,154,000
Allison Green	Salary	$—	$—	$—	$450,000	$900,000
	Bonus(3)	315,000	—	—	450,000(4)	900,000(4)
	Accelerated Equity Award Vesting(5)(6)	—	—	—	—	—
	Other(7)	—	—	—	36,000	36,000
	Total	$315,000	$—	$—	$936,000	$1,836,000
Carl Rizzo(8)	—	—	—	—	—	—

*
The Compensation Committee determined that the stock option awards granted under the 2019 Equity Incentive Plan were not effective means of incentivizing NEOs and aligning their interests with those of the Company's stockholders. Accordingly, all such stock option awards were cancelled for no payment on April 28, 2020 and no stock option awards are currently outstanding.

(1)
Amounts reflect compensation and benefits Mr. Klein and Ms. Green would be entitled to received pursuant to their respective initial Employment Agreements. See “Employment Agreements” for additional information.

(2)
Voluntary resignation by the NEO other than for good reason.

(3)
Employment Agreements provide for payment of annual bonuses and pro-rated bonuses; however, figures only reflect annual bonuses as calculations are based on full fiscal year of employment. NEOs terminated for cause or that voluntary resign are not entitled to receive pro-rated bonuses and forfeit any unpaid bonuses.

(4)
Bonus amount calculated based on 2019 base salary pursuant to initial Employment Agreement. For subsequent years, bonus would be calculated based on actual amount of prior annual bonus. See ‘‘Employment Agreements.’’

(5)
No dollar amounts reflected as the closing price of the Company's shares of common stock was $6.55 per share on December 31, 2019 and the stock option exercise price is $6.57 per share.

(6)
In the event of termination as a result of death or disability, without cause or for good reason (as such terms are defined in the applicable employment agreement), any unvested portion of any equity awards held by the NEO immediately vest in full and become exercisable and free from forfeiture or repurchase, as applicable, as of the effective date of any such event of employment termination. If the

NEO’s employment is terminated for any other reason, including for cause (as such term is defined in the applicable employment agreement), any unvested portion of any equity awards held by the NEO are forfeited immediately as of the effective of date of any such event of employment termination. If a change in control occurs and any equity awards are not assumed or substituted by the successor entity, such equity awards immediately vest and become exercisable. The options and underlying shares of common stock for each NEO as of December 31, 2019 that would vest under the acceleration scenarios described above is shown under the heading “Outstanding Equity Awards at Fiscal Year-End.”
(7)
For purposes of termination without cause and voluntary resignation, this row also includes reimbursement of the full amount of COBRA premiums for the NEOs and his or her eligible dependents for 18 months for Mr. Klein and 12 months for Ms. Green following termination of employment, estimated at $3,000 per month for each of Mr. Klein and Ms. Green, respectively.

(8)
Effective as of March 15, 2020, Mr. Rizzo ceased serving as the Company’s Chief Compliance Officer. Mr. Rizzo was not an employee of the Company, the Company did not directly compensate him and he served as the Company’s Chief Compliance Officer pursuant to an agreement between the Company and Alaric Compliance Services. The Company paid Alaric Compliance Services directly for Mr. Rizzo’s services pursuant to such agreement.

Equity Incentive Plans
Requisite Exemptive Relief and Stockholder Approval of the Amended Equity Incentive Plan
Pursuant to the 1940 Act, the Company cannot effectuate the Amended Equity Incentive Plan or seek the approval of the same from stockholders unless and until it receives the SEC Order. As of the date of filing this Proxy Statement, the Company has not yet received the SEC Order. Although there can be no assurance, our expectation is that we will receive the SEC Order before the Annual Meeting, which would allow us to hold a vote on “Proposal II: Approval of the Amended Equity Incentive Plan.” If, however, we do not receive the SEC Order, we will not hold a vote on that proposal. The Company will continue to keep stockholders updated with developments related to obtaining the SEC Order.
The Company is seeking exemptive relief from the SEC to: (i) issue restricted shares as part of the compensation packages for certain of its employees, officers and all directors, including non-employee directors, through the Amended Equity Incentive Plan, (ii) withhold shares of our common stock or purchase shares of our common stock from Participants to satisfy tax withholding obligations relating to the vesting of restricted shares or the exercise of options that will be granted pursuant to the Amended Equity Incentive Plan, and (iii) permit Participants to pay the exercise price of options that will be granted to them pursuant to the Amended Equity Incentive Plan with shares of our common stock.
The Company is seeking both exemptive relief from the SEC and stockholder approval at the Annual Meeting to approve the Amended Equity Incentive Plan. While the Amended Equity Incentive Plan contemplates the grant of options, restricted shares, restricted stock units, other stock-based awards, and performance compensation awards, the Company is seeking exemptive relief from the SEC and stockholder approval at the Annual Meeting only with respect to (i) granting options to acquire shares of our common stock to employees and officers, including employee-directors, and (ii) granting restricted shares to employees, officers and all directors, including non-employee directors.
2019 Equity Incentive Plan
Under the 2019 Equity Incentive Plan, as approved by the Company’s stockholders on June 5, 2019, the Company may grant options to acquire shares of our common stock to our officers and employees.
In accordance with the terms of the 2019 Equity Incentive Plan, the Board of Directors has authorized the Compensation Committee to administer the 2019 Equity Incentive Plan, but has retained the authority to ratify or otherwise make grants. In accordance with the provisions of the 2019 Equity Incentive Plan, the Compensation Committee will determine the terms of options awards, including:
•
the determination of which officers and employees will be granted options awards;

•
the time such awards shall be granted and the number of shares subject to such awards;

•
the terms and conditions of such awards; and

•
the form or instruments evidencing the awards.

Subject to certain adjustments described in the 2019 Equity Incentive Plan, the maximum aggregate number of shares of common stock authorized for issuance under the 2019 Equity Incentive Plan is 1,976,264. No participant may receive awards of options for over 988,132 shares of common stock in any calendar year. In addition, the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights at the time of issuance may not exceed 25% of the outstanding voting securities of the Company, except that if the amount of voting securities that would result from the exercise of all the Company’s outstanding warrants, options and rights issued to the Company’s directors, officers and employees would exceed 15% of the outstanding voting securities of the Company, the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights at the time of issuance may not exceed 20% of the outstanding voting securities of the Company.
The Board of Directors or any committee to which the Board of Directors delegates authority may, with the consent of any adversely affected 2019 Equity Incentive Plan participants and to the extent permitted by law amend outstanding awards consistent with the terms of the 2019 Equity Incentive Plan. No action shall be taken without stockholder approval that would be treated as a repricing under the rules and regulations of any stock exchange or national market system on which our shares of common stock are listed, or if not listed then quoted, or is otherwise prohibited by the 1940 Act.
In the case of a stock dividend, stock split, recapitalization or other similar change, the number and kind of shares subject to options and other stock-based awards then outstanding or subsequently granted under the 2019 Equity Incentive Plan, the exercise price of such awards, the maximum number of shares that may be delivered under the 2019 Equity Incentive Plan, and other relevant provisions shall be appropriately adjusted by the Compensation Committee. The Compensation Committee may also adjust the number of shares subject to outstanding awards, the exercise price of outstanding awards, and the terms of outstanding awards to take into consideration extraordinary dividends, consolidations or mergers, acquisitions or dispositions of securities or property (subject to certain exceptions), or any other event if it is determined by the Compensation Committee that such adjustment is appropriate to avoid distortion in the operation of the 2019 Equity Incentive Plan.
Amended Equity Incentive Plan
As discussed above, if we receive the requisite SEC Order and stockholder approval at the Annual Meeting (see also “Proposal II: Approval of the Company’s Amended and Restated 2019 Equity Incentive Plan” below), under the Amended Equity Incentive Plan, the Company may grant options to acquire shares of our common stock to employees and officers, including employee-directors, and restricted shares to employees, officers and all directors, including non-employee directors (collectively, “Plan Awards”). If approved by stockholders, the Amended Equity Incentive Plan would supersede the 2019 Equity Incentive Plan in its entirety. In accordance with the terms of the Amended Equity Incentive Plan, the Board of Directors has authorized the Compensation Committee to administer the Amended Equity Incentive Plan, but has retained the authority to ratify or otherwise make grants.
Awards of Options and Restricted Shares to Employees and Officers. In accordance with the provisions of the Amended Equity Incentive Plan, the Compensation Committee will determine the terms of Plan Awards to employees and officers, including:
•
the determination of which officers and employees will be granted Plan Awards;

•
the time such Plan Awards shall be granted and the number of shares subject to such Plan Awards;

•
the terms and conditions of such Plan Awards; and

•
the form or instruments evidencing the Plan Awards.

Awards of Restricted Shares to Non-Employee Directors.   The Amended Equity Incentive Plan provides that the Compensation Committee will administer the provisions of the Amended Plan. However, the functions of the Compensation Committee will be solely administrative in nature with respect to any restricted shares to be granted to the non-employee directors. The non-employee directors have no opportunity to exercise discretion to benefit themselves. No additional awards of restricted shares will be made, and the amounts presently proposed to be issued to such non-employee directors as set forth in the table below cannot be changed without SEC approval.
The following illustrative schedule summarizes the proposed awards of restricted shares and associated vesting terms that are intended to be issued to the non-employee directors under the Amended Equity Incentive Plan. The Company currently does not intend to issue options to the non-employee directors, and therefore did not seek or receive the requisite exemptive relief from the SEC to issue such options. Anticipated awards of restricted shares under the Amended Equity Incentive Plan to the non-employee directors are set forth below, and any changes to such amounts may not be made without SEC approval. Such awards of restricted shares to the non-employee directors will be made on an annual basis for so long as such non-employee director remains on the board of directors; provided, however, no non-employee director will be granted restricted shares to the extent that such grant would cause he or she to receive more than 2.5% of the total outstanding shares of the Company in any calendar year, or if such grant would cause the Company to exceed the maximum number of shares authorized for issuance under the Amended Equity Incentive Plan.
Number of Restricted Shares to be Granted to each Non- Employee Director(1)	Value	Vesting Terms	Percentage of Common Stock Outstanding(2)
8,210	$50,000, granted annually at each annual meeting of the Company’s stockholders, with the first grant to be issued immediately upon the approval of the Company’s stockholders.(3)	Each grant of $50,000 of restricted shares will vest if the non-employee director is in continuous service through the anniversary of such grant (or, if earlier, the annual meeting of the Company’s stockholders that is closest to the anniversary of such grant).	0.050%

(1)
Based on an assumed price of $6.09, the closing price of the common stock as of the Record Date. The actual number of restricted shares that will be granted will be based upon the closing price of the common stock on the date of the grant.

(2)
Based on 16,577,587 shares of common stock outstanding as of the Record Date.

(3)
Provided that any fractional share will be rounded up to the next whole share.

Terms of the Amended Equity Incentive Plan
Subject to certain adjustments under the Amended Equity Incentive Plan, the maximum aggregate number of shares of our common stock that may be authorized for issuance under the Amended Equity Incentive Plan is ten percent (10%) of the outstanding shares of our common stock as of the date the Amended Equity Incentive Plan becomes effective. Assuming the number of shares of our common stock outstanding as of the effective date is 16,577,587, subject to adjustments as described under the Amended Equity Incentive Plan, the maximum aggregate number of our common stock that may be authorized for issuance under the Amended Equity Incentive Plan would be 1,657,758. No participant may receive Plan Awards for over 2.5% of the total outstanding shares of the Company as of the effective date of the Amended Equity Incentive Plan in any calendar year. In addition, the amount of voting securities that would result from the exercise and/or vesting of all of the Company’s outstanding Plan Awards at the time of issuance may not exceed 25% of the outstanding voting securities of the Company, except that if the amount of voting securities that would result from the exercise and/or vesting of all the Company’s outstanding Plan Awards issued to the Company’s directors, officers and employees would exceed 15% of the outstanding voting securities of the Company, the total amount of voting securities that would result from the exercise of all outstanding Plan Awards at the time of issuance may not exceed 20% of the outstanding voting securities of the Company.

The Board of Directors or any committee to which the Board of Directors delegates authority may, with the consent of any adversely affected Amended Equity Incentive Plan participants and to the extent permitted by applicable law amend outstanding awards consistent with the terms of the Amended Equity Incentive Plan. No action shall be taken without stockholder approval that would be treated as a repricing under the rules and regulations of any stock exchange or national market system on which our shares of common stock are listed, or if not listed then quoted, or is otherwise prohibited by the 1940 Act.
In the case of a stock dividend, stock split, recapitalization or other similar change, the number and kind of shares subject to the Plan Awards then outstanding or subsequently granted under the Amended Equity Incentive Plan, the exercise price of such Plan Awards, the maximum number of shares that may be delivered under the Amended Equity Incentive Plan, and other relevant provisions shall be appropriately adjusted by the Compensation Committee. The Compensation Committee may also adjust the number of shares subject to outstanding Plan Awards, the exercise price of outstanding Plan Awards, and the terms of outstanding Plan Awards to take into consideration extraordinary dividends, consolidations or mergers, acquisitions or dispositions of securities or property (subject to certain exceptions), or any other event if it is determined by the Compensation Committee that such adjustment is appropriate to avoid distortion in the operation of the Amended Equity Incentive Plan. The Board of Directors has adopted the Amended Equity Incentive Plan and recommended that it be submitted to stockholders for their approval at the Annual Meeting. Please refer to “Proposal II: Approval of the Company’s Amended and Restated 2019 Equity Incentive Plan” below for a summary of certain principal features of the Amended Equity Incentive Plan, and to Appendix A to this Proxy Statement for the actual text of the Amended Equity Incentive Plan.

RELATED PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS
Prior to our Internalization and through March 12, 2019, we were a party to the Investment Advisory Agreement with GSV Asset Management, our former investment adviser. Michael T. Moe, the former Chair of our Board of Directors and the Chief Executive Officer, Chief Investment Officer and Managing Director of GSV Asset Management, controlled GSV Asset Management and managed its business and internal affairs. Through his ownership interest in GSV Asset Management, Mr. Moe was entitled to a portion of any profits earned by GSV Asset Management pursuant to the Investment Advisory Agreement, including any base management fees and incentive fees payable thereunder. Mr. Klein, our Chief Executive Officer and President, or entities with which he was affiliated, received fees from GSV Asset Management pursuant to a consulting agreement with GSV Asset Management in an amount equal to a percentage of any base management fees and the incentive fees paid by us to GSV Asset Management under the Investment Advisory Agreement. On and effective March 12, 2019, the Investment Advisory Agreement was terminated by mutual agreement of GSV Asset Management and us in connection with our Internalization. As the Investment Advisory Agreement has been terminated, Mr. Klein no longer has a consulting agreement or any other affiliation with GSV Asset Management.
Through March 12, 2019 of the fiscal year ended December 31, 2019, GSV Asset Management earned $848,723 in base management fees and waived $0 of such base management fees. For the fiscal year ended December 31, 2019, we reversed previously accrued incentive fees of $4,660,472 due to the termination of the Investment Advisory Agreement and GSV Asset Management owed no receivables to us as of December 31, 2019. As the Investment Advisory Agreement has been terminated, we no longer pay any base management fees or incentives to GSV Asset Management.
Prior to our Internalization and through March 12, 2019, GSV Capital Service Company, our former administrator, provided us with office facilities and administrative services pursuant to the Administration Agreement. GSV Asset Management controls GSV Capital Service Company. We reimbursed GSV Capital Service Company for our allocable portion of overhead and other expenses incurred by GSV Capital Service Company in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our President, Chief Financial Officer, Chief Compliance Officer and other staff providing any administrative services, which created conflicts of interest that our Board of Directors was required to monitor. While there was no limit on the total amount of expenses we were required to reimburse to GSV Capital Service Company, our administrator would only charge us for the actual expenses it incurred on our behalf, or our allocable portion thereof, without any profit to GSV Capital Service Company. On and effective March 12, 2019, the Administration Agreement was terminated by mutual agreement of GSV Capital Service Company and us in connection with our Internalization.
Through March 12, 2019 of the fiscal year ended December 31, 2019, we incurred $306,084 in costs under the Administration Agreement, which included the allocable portion of compensation expenses incurred by GSV Capital Service Company on our behalf for our finance, compliance, operations and administrative staff, as well as rent, the fees and expenses associated with performing compliance functions for GSV Asset Management, and its allocable portion of the compensation of any administrative support staff. As the Administration Agreement has been terminated, we no longer reimburse or pay any costs to GSV Capital Service Company.
On March 12, 2019, we entered into the Consulting Agreement with Mr. Moe, pursuant to which he has provided us with certain services in connection with our transition to an internally managed operating structure. The Consulting Agreement continues for any eighteen month period, unless extended for an additional period by mutual agreement of the parties thereto, and we will pay Mr. Moe a total amount equal to $1,250,000.
On March 12, 2019, we entered into the License Agreement with GSV Asset Management, pursuant to which GSV Asset Management granted us a non-transferable, non-sublicensable, and non-exclusive right and license to use the trade name “GSV”, and other state or unregistered “GSV” marks, including the trading symbol “GSVC,” solely in connection with the operations of our existing business. The License Agreement continues for any eighteen month period, unless extended for an additional period by mutual agreement of the parties thereto, and we will pay GSV Asset Management a total amount equal to $1,250,000.

Mark Moe, who is the brother of the former Chair of our Board of Directors, Michael T. Moe, serves as Vice President of Business Development, Global Expansion for NestGSV, Inc. (d/b/a GSV Labs, Inc.), one of our portfolio companies. As of December 31, 2019, the fair value of our investments in NestGSV, Inc. was $5,111,444.
In addition, the Company’s executive officers and directors serve or may serve as officers, directors or managers of entities that operate in a line of business similar to the Company’s, including new entities that may be formed in the future. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Company or the Company’s stockholders.
As a BDC, the Company is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates without the prior approval of the Board of Directors, including its independent directors, and, in some cases, the SEC. The affiliates with which the Company may be prohibited from transacting include its officers, directors and employees and any person controlling or under common control with the Company, subject to certain exceptions.
In the ordinary course of business, the Company may enter into transactions with portfolio companies that may be considered related-party transactions. To ensure that the Company does not engage in any prohibited transactions with any persons affiliated with the Company, the Company has implemented certain written policies and procedures whereby the Company’s executive officers screen each of the Company’s transactions for any possible affiliations between the proposed portfolio investment, the Company, companies controlled by the Company and the Company’s executive officers and directors. If such affiliations are found to exist, we seek Board of Director and/or appropriate Board of Director committee review and approval or exemptive relief for such transactions, as appropriate.
We have also adopted a code of ethics which applies to, among others, our senior officers, including our Chief Executive Officer, President and Chief Financial Officer, as well as all of our officers, directors and employees. Our officers and directors also remain subject to the fiduciary obligations imposed by both the 1940 Act and applicable state corporate law. Our code of ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our code of ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Chief Compliance Officer. Our Board of Directors is charged with approving any waivers under our code of ethics. As required by the Nasdaq corporate governance listing standards, the Audit Committee of our Board of Directors is also required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

PROPOSAL II: APPROVAL OF THE COMPANY’S AMENDED AND RESTATED
2019 EQUITY INCENTIVE PLAN
The Board of Directors unanimously recommends that our stockholders consider and adopt the Company’s Amended and Restated 2019 Equity Incentive Plan (the “Amended Equity Incentive Plan”), which the Board of Directors approved and adopted on July 31, 2019.
On February 26, 2020, the Company submitted an exemptive application to the SEC to permit the Company to, among other things (i) issue restricted shares as part of the compensation packages for certain of its employees, officers and all directors, including non-employee directors (collectively, the “Participants”), through the Amended Equity Incentive Plan, (ii) withhold shares of our common stock or purchase shares of our common stock from Participants to satisfy tax withholding obligations relating to the vesting of restricted shares or the exercise of options that will be granted pursuant to the Amended Equity Incentive Plan, and (iii) permit Participants to pay the exercise price of options that will be granted to them pursuant to the Amended Equity Incentive Plan with shares of our common stock. Subject to certain adjustments under the Amended Equity Incentive Plan, the maximum aggregate number of shares of our common stock that may be authorized for issuance under the Amended Equity Incentive Plan is ten percent (10%) of the outstanding shares of our common stock as of the date the Amended Equity Incentive Plan becomes effective. Assuming the number of shares of our common stock outstanding as of the effective date is 16,577,587, subject to adjustments as described under the Amended Equity Incentive Plan, the maximum aggregate number of our common stock that may be authorized for issuance under the Amended Equity Incentive Plan would be 1,657,758.
As discussed above under “Compensation of Executive Officers — Equity Incentive Plans,” pursuant to the 1940 Act, the Company cannot effectuate the Amended Equity Incentive Plan or seek the approval of the same from stockholders unless and until it receives the SEC Order. As of the date of filing this Proxy Statement, the Company has not yet received the SEC Order. Although there can be no assurance, our expectation is that we will receive the SEC Order before the Annual Meeting, which would allow us to hold a vote on this proposal. If, however, we do not receive the SEC Order, we will not hold a vote on this proposal. The Company will continue to keep stockholders updated with developments related to obtaining the SEC Order.
While the Amended Equity Incentive Plan contemplates the grant of options, restricted shares, restricted stock units, other stock-based awards, and performance compensation awards, the Company is seeking exemptive relief from the SEC and stockholder approval at the Annual Meeting only with respect to (i) granting options to acquire shares of our common stock to employees and officers, including employee-directors, and (ii) granting restricted shares to employees, officers and all directors, including non-employee directors.
The Plan Awards summarized below describe the awards included in the Amended Equity Incentive Plan for which we have sought exemptive relief from the SEC and are seeking stockholder approval at the Annual Meeting.
Reasons for the Proposal
The Company believes that, because the market for superior investment professionals is highly competitive, the Company’s successful performance depends on its ability to offer fair compensation packages to its professionals that are competitive with those offered by other investment management businesses. While the Company recognizes that employee and director retention is critical for all companies, the Company also believes that the highly specialized nature of its business, the competitiveness of its market and the small size of its employee base relative to its assets and revenue make such retentions even more critical. In that regard, the ability to offer equity-based compensation to employees, officers, and directors, which both aligns employee, officer and Board of Director behavior with stockholder interests and provides a retention tool, is vital to the Company’s future growth and success.
The Amended Equity Incentive Plan would enable the Company to offer employees, officers, and directors compensation packages that are more competitive than those offered by other investment management businesses, which would enhance the ability of the Company to attract and retain superior senior management, qualified directors and other key personnel. Offering competitive compensation packages is critical to the Company’s ability to generate the best possible risk-adjusted returns for its stockholders.
Material Changes to the Existing 2019 Equity Incentive Plan
The following sets forth certain material changes the Amended Equity Incentive Plan will make to the Company’s existing 2019 Equity Incentive Plan:
•
Restricted Shares.   Whereas the 2019 Equity Incentive Plan did not allow the issuance of restricted shares, the Amended Equity Incentive Plan authorizes us to issue restricted shares to employees, officers and all directors, including non-employee directors.

•
Share Reserve Decreased.   The share reserve has decreased from 1,976,264 shares under the 2019 Equity Incentive Plan to 1,657,758 shares under the Amended Equity Incentive Plan, assuming the number of shares of our common stock outstanding as of the effective date is 16,577,587, subject to adjustments as described under the Amended Equity Incentive Plan.

•
Annual Share Limit Decreased.   Whereas the maximum number of shares for an individual participant under the 2019 Equity Incentive Plan in any calendar year was 4.99% of the total outstanding shares of the Company as of its effective date, the maximum number of shares for an individual participant under the Amended Equity Incentive Plan in any calendar year is 2.5% of the total outstanding shares of the Company as of its effective date.

•
Plan Term Extended.   The term of the Amended Equity Incentive Plan has been extended to the tenth anniversary of the date the Amended Equity Incentive Plan becomes effective.

Summary of the Amended Equity Incentive Plan
The following is a summary of the material features of the Amended Equity Incentive Plan for which we have sought exemptive relief from the SEC and are seeking stockholder approval. It may not contain all of the information important to our stockholders. Our stockholders are encouraged to read the Amended Equity Incentive Plan, a copy of which is attached as Appendix A to this Proxy Statement.
General.   The Amended Equity Incentive Plan contemplates the grant of options, restricted shares, restricted stock units, other stock-based awards, and performance compensation awards (collectively called “Awards”). However, the Company is seeking exemptive relief from the SEC and stockholder approval at the Annual Meeting to grant options to acquire shares of our common stock to employees and officers, including employee-directors, and restricted shares to employees, officers and all directors, including non-employee directors (collectively, “Plan Awards”). Options granted under the Amended Equity Incentive Plan may be either “incentive stock options,” as defined in Section 422 of the Code, or nonqualified stock options, as determined by the Board of Directors or the Compensation Committee.
Participants.   As of the Record Date, there would have been approximately 10 persons eligible to participate in the Amended Equity Incentive Plan. The basis of participation in the Amended Equity Incentive Plan will be the discretionary determination by the Board of Directors and the Compensation Committee from time to time.
Number of Shares Authorized.   Subject to certain adjustments under the Amended Equity Incentive Plan, the maximum aggregate number of shares of our common stock that may be authorized for issuance under the Amended Equity Incentive Plan is ten percent (10%) of the outstanding shares of our common stock as of the date the Amended Equity Plan becomes effective. Assuming the number of shares of our common stock outstanding as of the effective date is 16,577,587, subject to adjustments as described under the Amended Equity Incentive Plan, the maximum aggregate number of our common stock that may be authorized for issuance under the Amended Equity Incentive Plan would be 1,657,758.
If any Plan Award expires or otherwise terminates or is settled in cash, in whole or in part, the shares of stock will again become available for issuance under the Amended Equity Incentive Plan. In the event that withholding tax liabilities arising from a Plan Award (other than an option) are satisfied by the Company withholding shares, the shares of stock withheld will again be available for issuance under the Amended

Equity Incentive Plan. The following shares of stock will not again be available for issuance: (i) shares tendered by the participant to the Company in payment of the exercise price of an option or other purchase price of a Plan Award; (ii) shares tendered by the participant to the Company to satisfy any tax withholding obligation with respect to a Plan Award, and (iii) shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options or settlement of a Plan Award.
Limits on Individual Grants.The maximum number of shares for which any employee, officer or director may be granted in Plan Awards in any calendar year is two and one-half percent (2.5%) of the outstanding shares of the Company as of the date the Amended Equity Incentive Plan becomes effective.
Plan Awards to Non-Employee Directors.   The following illustrative schedule summarizes the proposed awards of restricted shares and associated vesting terms that are intended to be issued to the non-employee directors under the Amended Equity Incentive Plan. The Company currently does not intend to issue options to the non-employee directors, and therefore did not seek or receive the requisite exemptive relief from the SEC to issue such options. Anticipated awards of restricted shares under the Amended Equity Incentive Plan to the non-employee directors are set forth below and any changes to such amounts may not be made without SEC approval. Such awards of restricted shares to the non-employee directors will be made on an annual basis for so long as such non-employee director remains on the board of directors; provided, however, no non-employee director will be granted restricted shares to the extent that such grant would cause he or she to receive more than 2.5% of the total outstanding shares of the Company in any calendar year, or if such grant would cause the Company to exceed the maximum number of shares authorized for issuance under the Amended Equity Incentive Plan.
Number of Restricted Shares to be Granted to each Non- Employee Director(1)	Value	Vesting Terms	Percentage of Common Stock Outstanding(2)
8,210	$50,000, granted annually at each annual meeting of the Company’s stockholders, with the first grant to be issued immediately upon the approval of the Company’s stockholders.(3)	Each grant of $50,000 of restricted shares will vest if the non-employee director is in continuous service through the anniversary of such grant (or, if earlier, the annual meeting of the Company’s stockholders that is closest to the anniversary of such grant).	0.050%

(1)
Based on an assumed price of $6.09, the closing price of the common stock as of the Record Date. The actual number of restricted shares that will be granted will be based upon the closing price of the common stock on the date of the grant.

(2)
Based on 16,577,587 shares of common stock outstanding as of the Record Date.

(3)
Provided that any fractional share will be rounded up to the next whole share.

Administration.   The Board of Directors will delegate its authority to administer the Amended Equity Incentive Plan to the Compensation Committee. Subject to the other provisions of the Amended Equity Incentive Plan, as well as the terms and conditions of the requested relief, the Board of Directors and/or the Compensation Committee has the power to:
•
Select participants;

•
Determine when and how each Plan Award will be granted and documented;

•
Determine the type or combination of Plan Awards to be made to participants;

•
Determine the provisions of each Plan Award granted;

•
Interpret the Amended Equity Incentive Plan and Plan Awards;

•
Establish and amend rules and regulations relating to the Amended Equity Incentive Plan, including adoption of sub-plans for Awards to non-United States persons; and

•
Make all other determinations it deems necessary or advisable for the administration of the Amended Equity Incentive Plan.

Eligibility.   The Amended Equity Incentive Plan provides that Plan Awards may be granted to current or prospective employees, officers, directors (including non-employee directors), advisors or consultants of the Company, or its affiliates.
Each Plan Award granted under the Amended Equity Incentive Plan will be evidenced by an agreement between the participant and the Company, which will describe the Plan Award and state the terms and conditions to which the Plan Award is subject. The principal terms and conditions of each particular type of Plan Award are described below.
Options.   An option is the right to purchase shares of the Company for a specified period of time at a fixed price (the “exercise price”). Each option agreement will contain the terms and conditions that the Compensation Committee deems appropriate. Each grant of options will be separately designated as incentive stock options or nonqualified stock options at the time of grant.
•
Exercise Price.   The exercise price of each option will not be less than 100% of the fair market value of our common stock, subject to the option on the date the option is granted. However, any optionee who owns more than 10% of the combined voting power of all classes of the Company’s outstanding common stock (a “10% Stockholder”), will not be eligible for the grant of an incentive stock option unless the exercise price of the incentive stock option is at least 110% of the fair market value of our common stock on the date of grant.

No action will be taken that would be treated as a repricing under applicable listing rules or to the extent otherwise prohibited by the 1940 Act.
•
Consideration.   The exercise price for shares issued upon exercise of an option will be paid in full at the time of exercise either (i) in cash or (ii) if so permitted by the Compensation Committee and if permitted by the 1940 Act and otherwise legally permissible (A) through a broker-assisted exercise program, (B) by withholding shares from the shares otherwise to be received upon exercise of the option, (C) by the delivery of our common stock, (D) any other means of payment as may be acceptable to the Compensation Committee or (E) any combination of the foregoing methods.

•
Term of the Option.   Generally, no option will be exercisable after the expiration of ten years from the date of grant. In the case of an option granted to a 10% Stockholder, the term of an incentive stock option will be for no more than five years from the date of grant.

Restricted Shares.   A Plan Award of restricted shares is a grant to the recipient of a specified number of shares of our common stock that are subject to forfeiture upon specified events during the restriction period. Each grant of restricted shares will specify the length of the restriction period and will include restrictions on transfer to third parties during the restriction period, will contain other terms and conditions that the Compensation Committee deems appropriate and may be made in exchange for past services or other lawful consideration.
Subject to certain forfeiture restrictions, each non-employee director is automatically granted the number of restricted shares equal to $50,000 divided by the closing price per share of our common stock on the date of grant, on the date of each of the Company’s annual meeting of stockholders, and the forfeiture restrictions for such shares will lapse, if the non-employee director is in continuous service through the anniversary of such grant (or, if earlier, the annual meeting of stockholders that is closest to the anniversary of such grant). Continuous service means the participant’s uninterrupted service with the Company or an affiliate (including any predecessors), whether as an employee or a non-employee director.
General Provisions
Vesting.   The Compensation Committee may determine the time or times at which options and restricted shares will vest or become payable or exercisable, as applicable.

Nontransferability of Awards.   In general, during a participant’s lifetime, his or her Plan Awards shall be exercisable only by the participant and shall not be transferable other than by will or laws of descent and distribution. However, the Compensation Committee may provide for limited lifetime transfers of Plan Awards, other than incentive stock options, to certain family members. In addition, no Plan Awards will be transferrable for consideration.
Termination of Employment or Other Service.   Unless the Compensation Committee expressly provides otherwise, immediately upon the cessation of a participant’s continuous service with the Company, the unvested portion, if any, of an Award held by the participant will immediately terminate.
Acceleration.   The Compensation Committee will have the power to accelerate the time at which a Plan Award or any portion thereof vests or may first be exercised.
Change of Control Transactions.   Except as otherwise provided in the participant’s Plan Award agreement, in the event of a Change in Control (as defined below) in which there is an acquiring or surviving entity, the Compensation Committee may provide for the assumption of some or all of the outstanding Plan Awards, or for the grant of new Plan Awards in substitution therefor, by the acquiror or survivor.
A “Change in Control” is defined in the Amended Equity Incentive Plan as:
(i)
the acquisition (whether by purchase, merger, consolidation, combination or other similar transaction) by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) (on a fully diluted basis) of either (A) the then outstanding shares of our common stock taking into account as outstanding for this purpose such common stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such common stock, or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that for purposes of the Amended Equity Incentive Plan, the following acquisitions shall not constitute a Change in Control: (I) any acquisition by the Company or any affiliate; (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any affiliate; or (III) in respect of a Plan Award held by a particular participant, any acquisition by the participant or any group of Persons including the participant (or any entity controlled by the participant or any group of persons including the participant);

(ii)
during any period of twenty-four (24) months, individuals who, at the beginning of such period, constitute the Board of Directors (the “Incumbent Directors”), cease for any reason to constitute at least a majority of the Board of Directors provided that any person becoming a director subsequent to the date hereof, whose election or nomination for election was approved by a vote of at least two-thirds (2/3rds) of the Incumbent Directors then on the Board of Directors (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company, as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board of Directors shall be deemed to be an Incumbent Director;

(iii)
the sale, transfer or other disposition of all or substantially all of the assets of the Company to any person that is not an affiliate of the Company; or

(iv)
a change in the management structure of the Company from an internally managed BDC to an externally managed BDC pursuant to which the Company enters into an investment advisory agreement with a third-party adviser.

Effective Date, Amendments, and Termination of the Amended Equity Incentive Plan.   The Amended Equity Incentive Plan will become effective upon approval by our stockholders, provided that the Amended Equity Incentive Plan will not be effective with respect to a Plan Award unless the Company receives an exemptive order from the SEC, which the Company is in the process of seeking to obtain. The Board of Directors may at any time or any times amend the Amended Equity Incentive Plan or any outstanding Plan Award for any purpose that may at the time be permitted by law. The Board of Directors may at any time terminate the Amended Equity Incentive Plan as to future grants of Plan Awards. However, the Board of Directors may not, without a participant’s consent, alter the terms of a Plan Award so as to affect substantially and adversely the participant’s right under the Plan Award, unless the Board of Directors reserves the right to do so in the Plan Award agreement. Any amendments to the Amended Equity Incentive Plan will be conditioned upon stockholder approval only to the extent, if any, such approval is required by law (including the Code) or by applicable securities exchange requirements, as determined by the Company. Unless sooner terminated, the Amended Equity Incentive Plan shall terminate on the tenth anniversary of the date the Amended Equity Incentive Plan becomes effective.
Certain Federal Income Tax Considerations.   The following discussion is a summary of certain federal income tax considerations that may be relevant to participants in the Amended Equity Incentive Plan. The discussion is for general informational purposes only and does not purport to address specific federal income tax considerations that may apply to a participant based on his or her particular circumstances, nor does it address foreign, state or local income tax or other tax considerations that may be relevant to a participant.
PARTICIPANTS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR FEDERAL INCOME TAX CONSEQUENCES TO THEM OF PARTICIPATING IN THE AMENDED EQUITY INCENTIVE PLAN, AS WELL AS WITH RESPECT TO ANY APPLICABLE FOREIGN, STATE OR LOCAL INCOME TAX OR OTHER TAX CONSIDERATIONS.
Options.   Options granted under the Amended Equity Incentive Plan generally will not be taxable to a recipient at the time of grant. Upon the exercise of an option, the amount by which the fair market value of the shares of the common stock received, determined as of the date of exercise, exceeds the exercise price generally will be treated as compensation income to the recipient of the option in the year of exercise. In accordance with applicable regulations of the Internal Revenue Service (the “IRS”), the Company requires the optionee to pay to it an amount sufficient to satisfy taxes required to be withheld in respect of such compensation income at the time of the exercise of the option. If the Company withholds shares to satisfy this withholding tax obligation, instead of receiving cash, the optionee nonetheless will be required to include in income the fair market value of the shares withheld. When the optionee sells the shares of common stock received upon exercise of the option, he or she will generally recognize a capital gain or loss (long-term or short-term, depending upon the holding period of the stock sold) in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the shares (i.e., the exercise price plus the amount taxed to the optionee as compensation income).
Restricted Shares.   Generally, a grant of restricted shares under the Amended Equity Incentive Plan will not result in taxable income to the recipient for U.S. federal income tax purposes at the time of the grant. The value of restricted shares generally will be taxable to the recipient as ordinary income in the years in which the restrictions on the shares lapse. Such value will be the fair market value of the shares on the dates the restrictions lapse. Any recipient, however, may elect pursuant to Section 83(b) of the Code to treat the fair market value of the restricted shares on the date of grant as ordinary income in the year of the grant, provided the recipient makes the election within 30 days after the date of the grant. Generally, participants forego such elections in order to avoid the risk of being taxed on compensation they never realize, either because they forfeit the restricted shares or the value of the restricted shares drops prior to vesting.
On the date the restricted shares vest (assuming no Section 83(b) election has been made), the shares are released to the participant and available for sale or transfer (subject to the Company’s share retention guidelines or any other applicable restrictions). In accordance with the applicable regulations of the IRS, the Company requires the recipient to pay to it (or otherwise provide) an amount sufficient to satisfy withholding taxes in respect of the compensation income recognized at such time. Where the cumulative withholding for all employees exceeds $100,000, the amounts withheld generally must be deposited with the IRS by the next business day; therefore, procedures generally must be implemented to collect the withholding from employees on the vesting date itself or as soon as possible thereafter.
In lieu of receiving a cash payment or withholding from other compensation from a participant, typically an equity plan will provide for withholding of shares equal in value at the vesting date to the monetary amount of the company’s withholding obligation, sometimes referred to as a “net share settlement.” In this scenario, shares with value equal to the tax payment are withheld from the award and may be returned to the plan reserve, if permitted under the terms of the plan or award agreement. If the Company withholds shares to satisfy this withholding tax obligation, instead of cash, the recipient nonetheless will be required to include in income the fair market value of the shares withheld.
The Amended Equity Incentive Plan incorporates this concept of “net share settlement.” Specifically, it provides that the Company is authorized to withhold the common stock at the time the restricted shares are taxed in satisfaction of the participant’s tax obligations. However, no such withholding of shares will take place except pursuant to written assurance from the Staff or exemptive relief from the Commission.
Section 162(m) Limitations.   Section 162(m) of the Code generally limits the deductibility of compensation in excess of $1,000,000 paid to certain executive officers. The officers covered by Section 162(m) include the principal executive officer, the principal financial officer, and the highest paid three officers whose total compensation is (or was) required to be disclosed to stockholders in the current year or a prior year (beginning in 2017).
Withholding.   The Company has the right to deduct from the payment of any Plan Award all applicable income and employment taxes required by federal, state, local or foreign law to be withheld, or may require the participant to pay such withholding taxes to the Company as a condition of receiving payment of the Plan Award. The participant has the right to satisfy his or her withholding tax obligations by transferring to the shares of the Company shares of our common stock owned by the participant.
New Plan Benefits.   Because benefits under the Amended Equity Incentive Plan are discretionary with respect to employees and will depend on the actions of the Board of Directors or the Compensation Committee and the value of the Company’s common stock, it is not possible to determine the value of the benefits that will be received by employees. The benefits for non-employee directors under the Amended Equity Incentive Plan are discussed above under “— Plan Awards to Non-Employee Directors.”
A stockholder can vote for or withhold his or her vote from the approval of the Amended Equity Incentive Plan. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “FOR” the approval of the Amended Equity Incentive Plan.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMPANY’S AMENDED AND RESTATED 2019 EQUITY INCENTIVE PLAN.

PROPOSAL III: ADVISORY VOTE ON EXECUTIVE COMPENSATION
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 enables our stockholders to vote to approve, on an advisory basis, the compensation of our NEOs as set forth in this Proxy Statement. Specifically, this Proposal III, commonly known as a “Say-On-Pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our NEOs. This vote is not intended to address any particular form of compensation but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement. More detailed discussion regarding the compensation of our NEOs is provided under the sections “Compensation Discussion and Analysis” and “Executive Compensation” above.
Our Board of Directors recognizes that executive compensation is an important matter for our stockholders. As described in detail in the “Compensation Discussion and Analysis” section of this Proxy Statement, the Compensation Committee is tasked with the implementation of our executive compensation philosophy and objectives, and the core of which are to pay our executives, including NEOs, based on our and their performance. Specifically, the Compensation Committee strives to attract, retain and motivate exceptional executives, to reward past performance and provide incentives for future performance, to encourage our executive officers to think and act like our stockholders and to align executives’ long-term interests with the interests of our stockholders. To do so, the Compensation Committee uses compensation programs designed to reward excellent performance and encourage executives’ commitment to our business goals. It is the intention of the Compensation Committee that our executive officers be compensated competitively and consistently with our strategy, sound corporate governance principles, and stockholder interests and concerns.
We are asking our stockholders to indicate their support for the compensation of our NEOs as set forth in this Proxy Statement. Accordingly, we recommend our stockholders vote “FOR” the following advisory resolution at the Annual Meeting:
“RESOLVED, that the stockholders of Sutter Rock Capital Corp. approve, on an advisory basis, the compensation of the named executive officers of Sutter Rock Capital Corp., as disclosed in Sutter Rock Capital Corp.’s Proxy Statement for the 2020 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the executive compensation tables and the other related disclosure contained in such Proxy Statement.”
The vote for this Proposal III is advisory, and is therefore not binding upon the Compensation Committee, our Board of Directors or the Company. Our Compensation Committee and our Board of Directors value the opinions of our stockholders and, to the extent there is any significant vote against the compensation of our NEOs as disclosed in this Proxy Statement, we will carefully consider our stockholders’ concerns, and the Compensation Committee and our Board of Directors will evaluate whether any actions are necessary to address such concerns.
In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote “FOR” the advisory resolution to approve the compensation of the Company’s named executive officers.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADVISORY RESOLUTION TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL IV: RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
At meetings held on March 5, 2020, our Board of Directors and the Audit Committee selected Marcum LLP (“Marcum”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2020. Marcum also will serve as the independent registered public accounting firm for all of our wholly-owned subsidiaries.
Marcum has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in us or our affiliates. It is expected that a representative of Marcum will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.
The reports of Marcum on our financial statements for the fiscal year ended December 31, 2019 and the reports of Deloitte & Touche LLP (“Deloitte”), our former independent registered public accounting firm, on our financial statements for the fiscal years ended December 31, 2018 and 2017 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. As discussed below under “Change in Independent Registered Public Accounting Firm,” effective as of November 14, 2019, Deloitte ceased serving as, and Marcum began serving as, the Company’s independent registered public accounting firm.
The following table presents fees for professional services rendered by Deloitte for the fiscal years ended December 31, 2019 and 2018:
	Fiscal Year Ended December 31, 2019	Fiscal Year Ended December 31, 2018
Audit Fees	$872,376	$679,327
Audit-Related Fees	—	220,798
Tax Fees	31,000	32,000
All Other Fees	—	—
Total Fees	$903,376	$932,125
Audit Fees.   Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that were normally provided by our independent registered public accountants in connection with statutory and regulatory filings. Deloitte did not audit the Company’s financial statements for the fiscal year ended December 31, 2019.
Audit-Related Fees.   Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. Deloitte did not audit the Company’s financial statements for the fiscal year ended December 31, 2019.
Tax Fees.   Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.
All Other Fees.   All other fees would include fees for products and services other than the services reported above.
The following table presents fees for professional services rendered by Marcum for the fiscal year ended December 31, 2019:
Fiscal Year Ended December 31, 2019
Audit Fees	$117,300
Audit-Related Fees	—
Tax Fees	—
All Other Fees	—
Total Fees	$117,300

Audit Fees.   Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that were normally provided by our independent registered public accountants in connection with statutory and regulatory filings.
Audit-Related Fees.   Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.
Tax Fees.   Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.
All Other Fees.   All other fees would include fees for products and services other than the services reported above.
Change in Independent Registered Public Accounting Firm
On November 13, 2019, our Board of Directors and the Audit Committee, following careful deliberation, approved the decision to change independent registered public accounting firms. On November 13, 2019, the Company notified Deloitte of its decision to dismiss Deloitte as the Company’s independent registered public accounting firm, effective as of November 14, 2019.
Deloitte served as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2018 and 2017. The audit reports of Deloitte on the Company’s financial statements as of and for the fiscal years ended December 31, 2018 and 2017 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended December 31, 2018 and 2017, and through November 14, 2019, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of such disagreements in connection with its reports, nor were there any “reportable events,” as such term is described in Item 304(a)(1)(v) of Regulation S-K promulgated under the Exchange Act.
On November 13, 2019, upon the recommendation of the Audit Committee, the Board of Directors approved the engagement of Marcum to serve as the Company’s independent registered accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2019, effective as of November 14, 2019.
During the two most recent fiscal years and through November 14, 2019, neither the Company nor any person on its behalf has consulted with Marcum with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (ii) any matter that was either the subject of a “disagreement” or a “reportable event,” as such terms are described in Items 304(a)(1)(iv) and 304(a)(1)(v) of Regulation S-K promulgated under the Exchange Act.

AUDIT COMMITTEE REPORT
The Audit Committee of the Board of Directors of Sutter Rock Capital operates under a written charter adopted by the Board of Directors. The Audit Committee is currently composed of Ms. Westley and Messrs. Mazur, Potter, and Lott.
Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.
Pre-Approval Policies and Procedures
The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the Company’s independent registered public accounting firm in order to assure that the provision of such service does not impair such auditor’s independence.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to subcommittees consisting of one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.
Review with Management
The Audit Committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States.
Review and Discussion with Independent Registered Public Accounting Firm
The Audit Committee has discussed with Marcum LLP, the Company’s independent registered public accounting firm during the fiscal year ended December 31, 2019, the matters an independent auditor is required to discuss with the Audit Committee under the rules adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has received and reviewed the written disclosures and the letter from Marcum LLP required by the applicable requirements of the PCAOB and has discussed with Marcum LLP its independence. The Audit Committee has also considered whether the provision of non-audit services, and the fees charged for such services, by Marcum LLP are compatible with Marcum LLP maintaining its independence from the Company.
Conclusion
Based on the Audit Committee’s discussion with management and Marcum LLP, the Audit Committee’s review of the audited financial statements, the representations of management and the report of Marcum LLP to the Audit Committee, the Audit Committee recommended that the Company’s Board of Directors include the audited financial statements in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2019 for filing with the SEC. The Audit Committee also recommended the selection of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.
Respectfully Submitted,

The Audit Committee
Marc Mazur, Chair
Ronald M. Lott
Leonard A. Potter
Lisa Westley
The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Securities Act and/or Exchange Act.
Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the appointment of Marcum LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF MARCUM LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

OTHER BUSINESS
The Board of Directors knows of no other business to be presented for action at the Annual Meeting. If any matters do come before the Annual Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Annual Meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Annual Meeting unless certain securities law requirements are met.
The Company currently intends to hold the Annual Meeting in person. However, the Company is actively monitoring developments in connection with the coronavirus (COVID-19) outbreak and is sensitive to the public health and travel concerns that stockholders may have and the protocols or guidance that federal, state and local governments and agencies such as the Center for Disease Control and World Health Organization may recommend or impose. In the event it is not possible or advisable to hold the Annual Meeting in person, the Company will announce alternative arrangements for the meeting as promptly as possible, which may include holding the Annual Meeting solely by means of remote communication. If the Annual Meeting will be held solely by remote communication, the Company will announce that fact as promptly as practicable, and details on how to participate will be issued by press release, posted on the website at which the Company’s proxy materials are available at https://investors.sutterrock.com/financial-information/sec-filings, and filed with the U.S. Securities and Exchange Commission as additional proxy material. Please monitor the website at which the Company’s proxy materials are available at https://investors.sutterrock.com/financial-information/sec-filings for updated information.
SUBMISSION OF STOCKHOLDER PROPOSALS
The Company expects that the 2021 Annual Meeting of Stockholders will be held in June 2021, but the exact date, time, and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at the 2021 Annual Meeting of Stockholders pursuant to the SEC’s Rule 14a-8 must submit the proposal in writing to the Corporate Secretary of Sutter Rock Capital Corp. at One Sansome Street Suite 730, San Francisco, CA 94104 or the Company’s then current business address. The Company must receive the proposal no earlier than November 30, 2020 and no later than December 30, 2020, as described below, in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting.
Stockholder proposals or director nominations to be presented at the 2021 Annual Meeting of Stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the stockholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules. The item to be brought before the meeting must be a proper subject for stockholder action. Our bylaws require that to be timely, a stockholder’s notice must set forth all information required and must be delivered to the Corporate Secretary at the principal executive office of the Company at the above address not earlier than the 150th day prior to the first anniversary of the date of this proxy statement nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of this proxy statement. As a result, for the Company’s 2021 Annual Meeting of Stockholders, a stockholder’s notice submitted pursuant to the provisions of our bylaws must be received no earlier than November 30, 2020, and no later than 5:00 p.m., Eastern Time, on December 30, 2020; provided, however, that in the event that the date of the 2021 Annual Meeting of Stockholders is advanced or delayed by more than 30 days from the first anniversary of this Annual Meeting, notice by the stockholder to be timely must be delivered not earlier than the 150th day prior to the date of the 2021 Annual Meeting of Stockholders and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of the 2021 Annual Meeting of Stockholders or the tenth day following the day on which public announcement of the date of the 2021 Annual Meeting of Stockholders is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice. The submission of a proposal pursuant to the provisions of the Company’s bylaws does not guarantee its presentation at any meeting of stockholders. We advise you to review our bylaws, a copy of which is on file with the SEC, and which contain additional requirements about advance notice of stockholder proposals and director nominations. In accordance with our bylaws, the Chair of the 2021 Annual Meeting of Stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting.
Notices of intention to present proposals at the 2021 Annual Meeting of Stockholders should be addressed to the Corporate Secretary of Sutter Rock Capital Corp. at One Sansome Street, Suite 730, San Francisco, CA 94104. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
You are cordially invited to attend the Annual Meeting of stockholders in person. Regardless of whether you plan to attend the Annual Meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope, or to vote by telephone or through the internet.
By Order of the Board of Directors,
/s/ Allison Green

Allison Green
Corporate Secretary
San Francisco, California
April 29, 2020

PRIVACY NOTICE
We are committed to protecting your privacy. This Privacy Notice sets forth our policies with respect to non-public personal information about our stockholders and prospective and former stockholders. These policies apply to stockholders in the Company and may be changed at any time, provided a notice of such change is given to you.
You provide us with personal information, such as your address, social security number, assets and/or income information, (i) in correspondence and conversations with us and our representatives and (ii) through transactions in the Company.
We do not disclose any of this non-public personal information about our stockholders, or prospective or former stockholders to anyone, other than to our affiliates, such as our investment adviser and administrator, and except as permitted by law, such as to our accountants, attorneys, auditors, brokers, regulators and certain service providers, in each such case, only as necessary to facilitate the acceptance and management of your investment or account and our relationship with you. We will comply with all federal and state laws regarding the protection of consumer information.
We will also release information about you if you direct us to do so, if compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation. For example, it may be necessary, under anti-money laundering and similar laws, to disclose information about stockholders in order to accept investments from them and provide reports to them.
We seek to carefully safeguard your private information and, to that end, restrict access to non-public personal information about you to those employees and other persons who need to know the information to enable us to provide services to you. We maintain physical, electronic and procedural safeguards to protect your non-public personal information.
If you have any questions regarding this policy or the treatment of your non-public personal information, please contact our Chief Compliance Officer:
Sutter Rock Capital Corp.
One Sansome Street, Suite 730
San Francisco, CA 94104
ATTN: Chief Compliance Officer

APPENDIX A
SUTTER ROCK CAPITAL CORP.
AMENDED AND RESTATED 2019 EQUITY INCENTIVE PLAN
1.   Purpose. The purpose of the Sutter Rock Capital Corp. Amended and Restated 2019 Equity Incentive Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel and provide a means whereby directors, officers, employees, consultants and advisors (and prospective directors, officers, employees, consultants and advisors) of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, including incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s stockholders. At all times during such periods as the Company qualifies or is intended to qualify as a “business development company” under the 1940 Act, the terms of the Plan shall be construed so as to conform to the stock-based compensation requirements applicable to “business development companies” under the 1940 Act. An Award or related transaction will be deemed to be permitted under the 1940 Act if permitted by any exemptive or “no-action” relief granted by the Commission or its staff.
2.   Definitions. The following definitions shall be applicable throughout the Plan.
(a)   “1940 Act” means the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.
(b)   “Absolute Share Limit” has the meaning given such term in Section 5(b) of the Plan.
(c)   “Affiliate” means any Person that directly or indirectly controls, is controlled by or is under common control with the Company. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting or other securities, by contract or otherwise.
(d)   “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Restricted Share, Restricted Stock Unit, Other Stock-Based Award, or Performance Compensation Award granted under the Plan.
(e)   “Board” means the Board of Directors of the Company.
(f)   “Cause” means, as to any Participant, unless the applicable Award agreement states otherwise, (i) “Cause,” as defined in any employment or consulting agreement between the Participant and the Service Recipient in effect at the time of such Termination; or (ii) in the absence of any such employment or consulting agreement (or the absence of any definition of “Cause” contained therein), the Participant’s (A) willful neglect in the performance of the Participant’s duties for the Service Recipient or willful or repeated failure or refusal to perform such duties; (B) engagement in conduct in connection with the Participant’s employment or service with the Service Recipient that results, or could reasonably be expected to result, in material harm to the business or reputation of the Company or any Affiliate; (C) conviction of, or plea of guilty or no contest to, (I) any felony or (II) any other crime that results, or could reasonably be expected to result, in material harm to the business or reputation of the Company or any Affiliate; (D) material violation of the written policies of the Company and any Affiliate for which Participant is engaged in business dealings on behalf of the Company or a Service Recipient, including but not limited to those relating to sexual harassment, or the disclosure or misuse of confidential information, or any other policies set forth in the manuals or statements of policy of the Company, the Service Recipient, or an Affiliate, as applicable; (E) fraud or misappropriation, embezzlement or misuse of funds, property, or opportunity belonging to the Company or any Affiliate; or (F) act of personal dishonesty that involves personal profit in connection with the Participant’s employment or service to the Service Recipient.
(g)   “Change in Control” means:
(i)   the acquisition (whether by purchase, merger, consolidation, combination or other similar transaction) by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) (on a fully diluted basis) of either (A) the then outstanding shares of Common Stock, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock, or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (I) any acquisition by the Company or any Affiliate; (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate; or (III) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of Persons including the Participant (or any entity controlled by the Participant or any group of Persons including the Participant);
(ii)   during any period of twenty-four (24) months, individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof, whose election or nomination for election was approved by a vote of at least two-thirds (2/3rds) of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;
(iii)   the sale, transfer or other disposition of all or substantially all of the assets of the Company to any Person that is not an Affiliate of the Company; or
(iv)   a change in the management structure of the Company from an internally managed business development company to an externally managed business development company pursuant to which the Company enters into an investment advisory agreement with a third-party advisor.
(h)   “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.
(i)   “Commission” means the United States Securities and Exchange Commission.
(j)   “Committee” means the Compensation Committee of the Board, or the Board.
(k)   “Compensation Committee” means the compensation committee of the Board. The Compensation Committee shall have at least two (2) members, each of whom shall be a “non-employee director” as defined in Rule16b-3 under the Exchange Act and, if applicable, meets the independence requirements of the applicable stock exchange, quotation system or other self-regulatory organization on which the Common Stock is traded.
(l)   “Common Stock” means the common stock, par value $0.001 per share, of the Company (and any stock or other securities into which such Common Stock may be converted or into which it may be exchanged).
(m)   “Company” means Sutter Rock Capital Corp., a Maryland corporation, and any successor thereto.
(n)   “Continuous Service” means the Participant’s uninterrupted service with the Company or an Affiliate (including any predecessors), whether as an employee or a non-employee director.
(o)   “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

(p)   “Designated Foreign Subsidiaries” means all Affiliates organized under the laws of any jurisdiction or country other than the United States that may be designated by the Board or the Committee from time to time.
(q)   “Detrimental Activity” means any of the following: (i) unauthorized disclosure of any confidential or proprietary information of the Company or its Affiliates; (ii) any activity that would be grounds to terminate the Participant’s employment or service with the Service Recipient for Cause; (iii) the breach of any noncompetition, nonsolicitation or other agreement containing restrictive covenants, with the Company or its Affiliates; or (iv) fraud or conduct contributing to any financial restatements or irregularities, as determined by the Committee in its sole discretion.
(r)   “Disability” means, as to any Participant, unless the applicable Award agreement states otherwise, (i) “Disability”, as defined in any employment or consulting agreement between the Participant and the Service Recipient in effect at the time of such Termination; or (ii) in the absence of any such employment or consulting agreement (or the absence of any definition of “Disability” contained therein), a condition entitling the Participant to receive income replacement benefits under a long-term disability plan of the Company or an Affiliate, or, in the absence of such a plan, the complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which a Participant was employed or served when such disability commenced. Any determination of whether Disability exists shall be made by the Company in its sole discretion.
(s)   “Dividend Shares” has the meaning given such term in Section 8(g) of the Plan.
(t)   “Effective Date” means the date when the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board; provided, however, that the Plan shall not be effective with respect to Awards involving Common Stock, including Options, Restricted Shares, Restricted Stock Units and Other Stock-Based Awards, unless the Company has received an order of the Commission under Section 6(c) of the 1940 Act for an exemption from Sections 23(a) and 23(b), under Section 57(i) of the 1940 Act and Rule 17d-1 thereunder for an exemption from Section 57(a)(4) and under Section 23(c)(3) of the 1940 Act for an exemption from Section 23(c).
(u)   “Eligible Person” means any (i) individual employed by the Company or an Affiliate; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director or officer of the Company or an Affiliate, including Non-Employee Directors ; (iii) consultant or advisor to the Company or an Affiliate who may be offered securities registrable pursuant to a registration statement on Form S-8 under the Securities Act; or (iv) any prospective employees, directors, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company or one of its Affiliates (and would satisfy the provisions of clauses (i) through (iii) above once he or she begins employment with or providing services to the Company or one of its Affiliates), who, in the case of each of clauses (i), (ii), or (iv) above has entered into an Award agreement or who has received written notification from the Committee or its designee that they have been selected to participate in the Plan. Solely for purposes of this Section 2(t), “Affiliate” shall be limited to: (A) a Subsidiary; (B) any parent corporation of the Company within the meaning of Section 424(e) of the Code (“Parent”); (C) any corporation, trade or business of which fifty percent (50%) or more of the combined voting power of such entity’s outstanding securities is directly or indirectly controlled by the Company or any Subsidiary or Parent; or (D) any corporation, trade or business that, directly or indirectly, controls fifty percent (50%) or more of the combined voting power of the outstanding securities of the Company.
(v)   “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.
(w)   “Exercise Price” has the meaning given such term in Section 7(b) of the Plan.
(x)   “Fair Market Value” means, on a given date, if (i) the Common Stock is listed on a national securities exchange, the closing sales price of the Common Stock reported on the primary securities exchange on which the Common Stock is listed and traded on such date, or, if there are no such sales on that date, then on the last preceding date on which such sales were reported; (ii) the Common Stock is not listed on any national securities exchange but is quoted in an inter-dealer quotation system on a last sale basis, the average between the closing bid price and closing ask price reported on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) the Common Stock is not listed on a national securities exchange or quoted in an inter-dealer quotation system on a last sale basis, an amount not less than the current net asset value.
(y)   “Immediate Family Members” has the meaning given such term in Section 12(b) of the Plan.
(z)   “Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.
(aa)   “ISO Entity” has the meaning given such term in Section 7(a) of the Plan.
(bb)   “Indemnifiable Person” has the meaning given such term in Section 4(e) of the Plan.
(cc)   “Nonqualified Stock Option” means an Option that is not designated by the Committee as an Incentive Stock Option.
(dd)   “Non-Employee Director” means a member of the Board who is not an employee of the Company or any Affiliate.
(ee)   “Option” means an Award granted under Section 7 of the Plan.
(ff)   “Option Period” has the meaning given such term in Section 7(c) of the Plan.
(gg)   “Other Stock-Based Award” means an Award granted under Section 9(a) of the Plan.
(hh)   “Outstanding Equity Grants” has the meaning given such term in Section 5(g) of the Plan.
(ii)   “Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to the Plan.
(jj)   “Performance Compensation Award” means any Award designated by the Committee as a Performance Compensation Award pursuant to Section 9 of the Plan.
(kk)   “Periodic Grant Amount” has the meaning given such term in Section 8(b) of the Plan.
(ll)   “Permitted Transferee” has the meaning given such term in Section 12(b) of the Plan.
(mm)   “Person” means any individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision).
(nn)   “Plan” means this Sutter Rock Capital Corp. Amended and Restated 2019 Equity Incentive Plan, as it may be amended from time to time.
(oo)   “Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.
(pp)   “Restricted Share” means a share of Common Stock, subject to certain specified restrictions (which may include, without limitation, a requirement that the Participant provide Continuous Services for a specified period of time), granted under Section 8 of the Plan.
(qq)   “Restricted Stock Unit” means an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities or other property, subject to certain restrictions (which may include, without limitation, a requirement that the Participant provide Continuous Services for a specified period of time), granted under Section 8 of the Plan.
(rr)   “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.
(ss)   “Service Recipient” means, with respect to a Participant holding a given Award, either the Company or an Affiliate of the Company by which the original recipient of such Award is, or following a Termination was most recently, principally employed or to which such original recipient provides, or following a Termination was most recently providing, services, as applicable.
(tt)   “Subsidiary” means, with respect to any specified Person:
(i)   any corporation, association or other business entity of which more than fifty percent (50%) of the total voting power of shares of such entity’s voting securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and
(ii)   any partnership (or any comparable foreign entity) (A) the sole general partner (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person or (B) the only general partners (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).
(uu)   “Substitute Award” has the meaning given such term in Section 5(e) of the Plan.
(vv)   “Sub-Plans” means, any sub-plan to this Plan that has been adopted by the Board or the Committee for the purpose of permitting the offering of Awards to employees of certain Designated Foreign Subsidiaries or otherwise outside the United States, with each such sub-plan designed to comply with local laws applicable to offerings in such foreign jurisdictions. Although any Sub-Plan may be designated a separate and independent plan from the Plan in order to comply with applicable local laws, the Absolute Share Limit shall apply in the aggregate to the Plan and any Sub-Plan adopted hereunder.
(ww)   “Termination” means the termination of a Participant’s employment or service, as applicable, with the Service Recipient.
3.   Effective Date; Duration. The Plan shall be effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth (10th) anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.
4.   Administration.
(a)   Administration. As provided in Section 4(c), the Board has delegated the administration of the Plan to the Committee.
(b)   Powers of the Committee. The Committee shall have the power, subject to the express provisions of the Plan and applicable law:
(i)   To determine from time to time: which of the Eligible Persons shall be granted Awards; when and how each Award shall be granted and documented; what type or combination of types of Awards shall be granted; the provisions of each Award granted, including the time or times when a person shall be permitted to exercise an Award; and the number of shares of Common Stock with respect to which an Award shall be granted to each such person.
(ii)   To construe and interpret the Plan, Awards granted under it, and any Award documentation and reconcile any inconsistency in, correct any defect in and/or supply any omission in any Award documentation. To establish, amend and revoke rules and regulations for the administration of the Plan and Awards. The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award documentation, in such manner and to such extent as it shall deem necessary or expedient to make the Plan fully effective.
(iii)   To determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, shares of Common Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended.
(iv)   To determine whether, to what extent, and under what circumstances the delivery of cash, shares of Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee.
(v)    To establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan.
(vi)   To adopt Sub-Plans.
(vii)  To amend an Award as provided in Section 11 of the Plan.
(viii) Generally, to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company and its Affiliates and that are not in conflict with the provisions of the Plan.
Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards and amend, suspend or terminate the Plan as provided in Section 11 of the Plan. Any such actions by the Board shall be subject to the applicable rules of the Nasdaq Capital Market or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted. In any such case, the Board shall have all the authority granted to the Committee under the Plan.
(c)   Delegation to Committee. The Board has delegated administration of the Plan to the Committee; provided that a “required majority,” as defined in Section 57(o) of the 1940 Act, must approve each issuance of Awards in accordance with Section 61(a)(4)(B)(i)(I) of the 1940 Act. The Board may rescind its delegation of authority to the Committee at any time and revest in the Board the administration of the Plan, in which case references herein to the Committee shall be to the Board.
Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing, the Committee may delegate to one or more officers of the Company or any Affiliate the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election that is the responsibility of or that is allocated to the Committee herein, and that may be so delegated as a matter of law, except for grants of Awards to persons who are Non-Employee Directors or otherwise are subject to Section 16 of the Exchange Act and provided that the grant of the Award complies with the 1940 Act. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any of its Affiliates, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.
(d)   Effect of Decision. Determinations, interpretations and constructions made by the Board or the Committee, as applicable, in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.
(e)   No member of the Board, the Committee or any employee or agent of the Company or any Affiliate (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award hereunder (unless constituting fraud or a willful criminal act or omission).

5.   Grant of Awards; Shares Subject to the Plan; Limitations.
(a)   The Committee may, from time to time, grant Awards to one or more Eligible Persons.
(b)   Subject to adjustments as described under Section 10 of the Plan, the maximum aggregate number of Common Stock that may be authorized for issuance under the Plan is 1,657,758. Subject to the limitations set forth herein, Awards granted under the Plan shall be subject to the following limitations: (i) subject to Section 11 of the Plan, the total number of Awards available under the Plan shall be no more than ten percent (10%) of the outstanding shares of Common Stock as of the Effective Date (the “Absolute Share Limit”); (ii) subject to Section 11 of the Plan, grants of Awards under the Plan in respect of no more than two and one-half percent (2.5%) of the outstanding shares of Common Stock as of the Effective Date may be made to any individual Participant during any single fiscal year of the Company; (iii) no more than the number of shares of Common Stock equal to the Absolute Share Limit may be issued in the aggregate pursuant to the exercise of Incentive Stock Options granted under the Plan; and (iv) each of the foregoing limits on the number of Awards shall be subject to adjustment under Section 10 of the Plan.
(c)   Other than with respect to Substitute Awards, to the extent that an Award expires or is canceled, forfeited, terminated, settled in cash, or otherwise is settled without delivery to the Participant of the full number of shares of Common Stock to which the Award related, the undelivered shares will again be available for grant; provided, however, that in the case of an Incentive Stock Option, the forgoing shall be subject to any limitations under the Code. Shares of Common Stock withheld in payment of the Exercise Price or taxes relating to an Award and shares equal to the number of shares surrendered (either actually or by attestation) in payment of any Exercise Price, purchase price for an Award other than an Option, or taxes relating to an Award shall be deemed to constitute shares not issued to the Participant and shall be deemed to again be available for Awards under the Plan on a one-for-one basis; provided, however, that in the case of an Incentive Stock Option, the forgoing shall be subject to any limitations under the Code; and provided further, that such shares shall not become available for issuance hereunder if: (i) the applicable shares are withheld or surrendered following the termination of the Plan; (ii) at the time the applicable shares are withheld or surrendered, it would constitute a material revision of the Plan subject to stockholder approval under any then-applicable rules of the Nasdaq Capital Market or other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, (iii) the applicable shares were tendered by the Participant in payment of the Exercise Price of an Option or purchase price for an Award other than an Option; (iv) the applicable shares were tendered by the Participant to satisfy any tax withholding obligation with respect to an Award, or (v) the applicable shares were reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options or settlement of an Award.
(d)   Shares of Common Stock issued by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase or a combination of the foregoing.
(e)   Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity directly or indirectly acquired by the Company or with which the Company combines (“Substitute Awards”). Subject to the applicable rules of the Nasdaq Capital Market or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, Substitute Awards shall not be counted against the Absolute Share Limit; provided, however, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code shall be counted against the aggregate number of shares of Common Stock available for Awards of Incentive Stock Options under the Plan. Subject to the applicable rules of the Nasdaq Capital Market or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, available shares under a stockholder approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect the acquisition or combination transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock available for issuance under the Plan.
(f)   No Grants in Contravention of 1940 Act. No Award may be granted under the Plan if the grant of such Award would cause the Company to violate any section of the 1940 Act, and, if otherwise approved for grant, shall be void and of no effect.

(g)   Limits on Number of Awards. Pursuant to Section 61(a)(4) of the 1940 Act, the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options, or rights, at the time of issuance, together with the settlement of any Restricted Stock Units and the vesting of any Restricted Shares, whether issued under the Plan or any other compensation plan of the Company (the “Outstanding Equity Grants”), may not exceed twenty-five percent (25%) of the outstanding voting securities of the Company; provided, however, that if the amount of voting securities that would result from the exercise, settlement and vesting of all Awards issued to the Company’s directors and employees issued under the Plan or any other compensation plan of the Company, would exceed fifteen percent (15%) of the outstanding voting securities of the Company, then at the time of the grant of any Award, the total amount of voting securities that would result from the exercise of all Outstanding Equity Grants plus the new Award grant shall not exceed twenty percent (20%) of the outstanding voting securities of the Company. Shares granted pursuant to an Award of Restricted Shares or Restricted Stock Units that are used to settle tax withholding obligations pursuant to Section 12(c), or settled in cash, shall be included as “Restricted Shares issued” or “Restricted Stock Units granted” for purposes of the calculations set forth in this Section 5(g).
(h)   Date of Award’s Grant. The date on which the “required majority,” as defined in Section 57(o) of the 1940 Act, and as described in Section 4(c) of the Plan, approves the issuance of an Award will be deemed the date on which such Award is granted.
(i)   Application of Section 16 of the Exchange Act. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed to be modified so as to be in compliance with such Rule or, if such modification is not possible, it shall be deemed to be null and void, to the extent permitted by law and deemed advisable by the Committee.
6.   Eligibility. Participation in the Plan shall be limited to Eligible Persons.
7.   Options.
(a)   General. Each Option granted under the Plan shall be evidenced by an Award agreement, in written or electronic form, which agreement need not be the same for each Participant. Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company or any of the Company’s present or future parent or subsidiary corporations, as defined in Section 424(e) or (f) of the Code, or other Affiliates the employees of which are eligible to receive Incentive Stock Options under the Code (each an “ISO Entity”); and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code; provided, however, that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan. No Incentive Stock Option may be granted more than ten (10) years from the date the Plan is adopted, or the date the Plan is approved by the stockholders, whichever is earlier.
(b)   Exercise Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the exercise price (“Exercise Price”) per share of Common Stock for each Option shall not be less than one hundred percent (100%) of the Fair Market Value of such share (determined as of the Date of Grant); provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any ISO Entity, the Exercise Price per share shall be no less than one hundred ten percent (110%) of the Fair Market Value per share on the Date of Grant. No action shall be taken that would be treated as a repricing under the rules and regulations of the Nasdaq Capital Market or any other securities exchange or inter-dealer quotation system on which the shares of Common Stock are listed, or if not listed quoted, or is otherwise prohibited by the 1940 Act.
(c)   Vesting and Expiration; Termination.
(i)   Options shall vest and become exercisable in such manner and on such date or dates or upon such events as determined by the Committee; provided, however, that notwithstanding any such vesting dates or events, the Committee may in its sole discretion accelerate the vesting of any Options at any time and for any reason.
(ii)   Options shall expire upon a date determined by the Committee, not to exceed ten (10) years from the Date of Grant (the “Option Period”); provided, however, that if a ten (10) year Option Period (other than in the case of an Incentive Stock Option) would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), then the Option Period shall be automatically extended until the thirtieth (30th) day following the expiration of such prohibition except to the extent such extension would subject the Option to adverse tax consequences under Section 409A of the Code. Notwithstanding the foregoing, in no event shall the Option Period exceed five (5) years from the Date of Grant in the case of an Incentive Stock Option granted to an employee who on the Date of Grant owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or an ISO Entity.
(iii)   Unless otherwise provided by the Committee, whether in an Award agreement or otherwise, in the event of: (A) a Participant’s Termination by the Service Recipient for Cause, all outstanding Options granted to such Participant shall immediately terminate and expire; (B) a Participant’s Termination due to death or Disability, each outstanding unvested Option granted to such Participant shall immediately terminate and expire, and each outstanding vested Option shall remain exercisable for one (1) year thereafter (but in no event beyond the expiration of the Option Period); and (C) a Participant’s Termination for any other reason, each outstanding unvested Option granted to such Participant shall immediately terminate and expire, and each outstanding vested Option shall remain exercisable for ninety (90) days thereafter (but in no event beyond the expiration of the Option Period).
(d)   Method of Exercise and Form of Payment. No shares of Common Stock shall be issued pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any Federal, state, local and non-United States income, employment and any other applicable taxes required to be withheld. Options that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company (or telephonic instructions to the extent provided by the Committee) in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price shall be payable: (i) in cash, check, cash equivalent and/or shares of Common Stock valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Common Stock in lieu of actual issuance of such shares to the Company); provided, however, that such shares of Common Stock are not subject to any pledge or other security interest; or (ii) by such other method as the Committee may permit in its sole discretion, including, without limitation, any one or more of the following: (A) in other property having a fair market value on the date of exercise equal to the Exercise Price; (B) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered (including telephonically to the extent permitted by the Committee) a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise issuable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price or (C) a “net exercise” procedure effected by withholding the minimum number of shares of Common Stock otherwise issuable in respect of an Option that are needed to pay the Exercise Price and all applicable required withholding and any other applicable taxes; provided, however, that such payment is permitted by the 1940 Act and otherwise legally permissible. Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise and payment of the Exercise Price, subject to compliance with applicable law.

If the Participant fails to pay for or to accept delivery of all or any part of the number of shares specified in the notice upon tender of delivery thereof, the right to exercise the Option with respect to those shares shall be terminated, unless the Committee otherwise agrees.
(e)   Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Stock before the later of (i) two (2) years after the Date of Grant of the Incentive Stock Option or (ii) one (1) year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession, as agent for the applicable Participant, of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Common Stock.
(f)   Limitation on Repurchase Rights. If an Option gives the Company the right to repurchase shares of Stock issued pursuant to the Plan, the terms of such repurchase right must comply with the 1940 Act.
(g)   Compliance with Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, as it may be amended from time to time, or any other applicable law or the applicable rules and regulations of the Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.
8.   Restricted Shares and Restricted Stock Units.
(a)   General. Each grant of Restricted Shares and Restricted Stock Units shall be evidenced by an Award agreement. Each Restricted Share and Restricted Stock Unit so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.
(b)   Non-Employee Directors. Subject to the forfeiture restrictions set forth below, each Non-Employee Director shall automatically be granted that number of Restricted Shares equal to $50,000 divided by the closing price per share of Common Stock on the date of grant (the “Periodic Grant Amount”), on the date of each of the Company’s Annual Meeting of Stockholders, and the forfeiture restrictions for such shares will lapse, if the Non-Employee Director is in Continuous Service through the anniversary of such grant (or, if earlier, the Annual Meeting of Stockholders that is closest to the anniversary of such grant).
(c)   Stock Certificates and Book-Entry; Escrow or Similar Arrangement. Upon the grant of Restricted Shares, the Committee shall cause a stock certificate registered in the name of the Participant to be issued or shall cause share(s) of Common Stock to be registered in the name of the Participant and held in book-entry form subject to the Company’s directions and, if the Committee determines that the Restricted Shares shall be held by the Company or in escrow rather than issued to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Shares covered by such agreement. If a Participant shall fail to execute and deliver (in a manner permitted under Section 12(a) of the Plan or as otherwise determined by the Committee) an agreement evidencing an Award of Restricted Shares and, if applicable, an escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 8 and the applicable Award agreement, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Shares, including, without limitation, the right to vote such Restricted Shares; provided, however, that if the lapsing of restrictions with respect to any grant of Restricted Shares is contingent on satisfaction of performance conditions (other than or in addition to the passage of time), any dividends payable on such Restricted Shares shall be held by the Company and delivered (without interest) to the Participant within fifteen (15) days following the date on which the restrictions on such Restricted Shares lapse (and the right to any such accumulated dividends shall be forfeited upon the forfeiture of the Restricted Shares to which such dividends relate). To the extent Restricted Shares are forfeited, any stock certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company.
(d)   Restricted Period; Termination.
(i)   The Restricted Period with respect to Restricted Shares and Restricted Stock Units shall lapse in such manner and on such date or dates or upon such events determined by the Committee; provided, however, that notwithstanding any such dates or events, the Committee may in its sole discretion accelerate the lapse of the Restricted Period at any time and for any reason.
(ii)   Unless otherwise provided by the Committee, whether in an Award agreement or otherwise, in the event of a Participant’s Termination for any reason prior to the time that such Participant’s Restricted Shares or Restricted Stock Units, as applicable, have vested (A) all vesting with respect to such Participant’s Restricted Shares or Restricted Stock Units shall cease and (B) unvested Restricted Shares and unvested Restricted Stock Units, as applicable, shall be forfeited to the Company by the Participant, for no consideration, as of the date of such Termination.
(e)   Issuance of Restricted Shares and Settlement of Restricted Stock Units.
(i)   Upon the expiration of the Restricted Period with respect to any Restricted Shares, the restrictions set forth in the applicable Award agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award agreement. If an escrow arrangement is used, upon such expiration, the Company shall issue to the Participant, or his or her beneficiary, without charge, the stock certificate (or, if applicable, a notice evidencing a book-entry notation) evidencing the Restricted Shares that have not then been forfeited and with respect to which the Restricted Period has expired, except as set forth in the applicable Award agreement.
(ii)   Unless otherwise provided by the Committee in an Award agreement or otherwise, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall issue to the Participant, or his or her beneficiary, without charge, one (1) share of Common Stock (or other securities or other property, as applicable) for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion, elect to (i) pay cash or part cash and part shares of Common Stock in lieu of issuing only shares of Common Stock in respect of such Restricted Stock Units; or (ii) defer the issuance of shares of Common Stock (or cash or part shares of Common Stock and part cash, as the case may be) beyond the expiration of the Restricted Period if such extension would not cause adverse tax consequences under Section 409A of the Code. If a cash payment is made in lieu of issuing shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units.
(f)   Legends on Restricted Shares. Each certificate (or entries in the case of book-entry form), if any, representing Restricted Shares awarded under the Plan, shall bear a legend substantially in the form of the following, in addition to any other information the Company deems appropriate, until the lapse of all restrictions with respect to such shares of Common Stock:
TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE SUTTER ROCK CAPITAL CORP. AMENDED AND RESTATED 2019 EQUITY INCENTIVE PLAN AND A RESTRICTED SHARE AWARD AGREEMENT BETWEEN SUTTER ROCK CAPITAL CORP. AND THE STOCKHOLDER. A COPY OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF SUTTER ROCK CAPITAL CORP.
(g)   Dividend Equivalents. The Committee may provide for dividend equivalents in respect of all outstanding Restricted Stock Units and, if so provided, any such dividend equivalents shall be in the form of share equivalents, unless otherwise provided by the Committee. Any such dividend equivalents, unless otherwise provided by the Committee, shall be deemed to be hypothetically reinvested at Fair Market Value in shares of Common Stock on the date on which any such dividend is paid by the Company on its

Common Stock (“Dividend Shares”). If dividend equivalents are not so reinvested, they shall be accumulated and paid (with or without interest credited on such cash, at the sole discretion of the Committee) in cash or at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value (on the date of distribution) equal to the amount of such dividends, at the time provided below in this Section 8(g). Dividend Shares shall be deemed to constitute outstanding shares for purposes of subsequent dividend payments by the Company. Dividend Shares (and/or accumulated cash) shall be settled and delivered on the date that the Restricted Stock Units to which they relate are settled and delivered if, and only to the extent that, the related Restricted Stock Unit vests. To the extent that all or any portion of the related Restricted Stock Unit does not vest or is forfeited any Dividend Shares (and/or accumulated dividends, as the case may be) corresponding to the portion of the Restricted Stock Unit that does not vest or is forfeited shall similarly not vest and be forfeited by the participant without any compensation therefore. Any elections as to form and investment in this Section 8(g) shall be made in accordance with the principles set forth in the Plan and as otherwise provided in the form prescribed by the Committee.
(h)   Deferral of Restricted Stock Units. Subject to any procedures as may be permitted or required by the Committee, a Participant may file a written election with the Company in the form prescribed by the Committee pursuant to which such Participant elects to defer the receipt of all or a portion of the Common Stock to be issued in settlement of the vested portion of a Restricted Stock Unit described in this Section 8. In addition, subject to any procedures as may be permitted or required or further amended by the Committee in its sole discretion, the following shall apply to any such deferrals:
(i)   Timing of Election. Such election must be filed in December of the year prior to the year of grant (unless permitted at a later date by Section 409A of the Code, in which case it must be filed by such later date). Any such election shall remain in effect until it is revoked or until a new election is submitted, in each case during December of the year prior to the year of grant.
(ii)   Settlement of Award. If a Participant has made a deferral election with respect to any Restricted Stock Unit pursuant to this Section 8(h), the settlement of the vested portion of such Award shall be delayed until the date specified in the deferral election and Plan.
(iii)   Rights of Participant during Deferral Period. Awards deferred pursuant to this Section 9(h) represent an unfunded and unsecured promise to pay on behalf of the Company. The right of any Participant to receive payments from the Company pursuant to a deferral election shall be no greater than the right of any general unsecured creditor of the Company or any Affiliate.
(i)   Consideration. To the extent permitted by the 1940 Act, Awards of Restricted Shares may be made in exchange for past services or other lawful consideration.
9.   Other Stock Awards; Performance Compensation Awards.
(a)   The Committee may issue unrestricted Common Stock, rights to receive grants of Awards at a future date, or other Awards denominated in Common Stock, including, without limitation, performance shares or performance units (each, a form of “Other Stock-Based Award”), under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts as the Committee shall from time to time in its sole discretion determine. Each Other Stock-Based Award granted under the Plan shall be evidenced by an Award agreement. Each Other Stock-Based Award so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.
(b)   The Committee may provide for Performance Compensation Awards, subject to such terms and conditions as the Committee may deem appropriate. Each Performance Compensation Award so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.
(c)   The Committee in its sole discretion may provide a Participant as part of an Other Stock-Based Award with dividends, dividend equivalents, or similar payments in respect of such Awards, payable in cash, shares of Common Stock, other securities, other Awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Committee in its sole discretion, including, without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award or reinvestment in additional shares of Common Stock or other Awards;

provided, however, that unless explicitly provided in the Award agreement, no dividends, dividend equivalents or other similar payments shall be payable in respect of outstanding unearned Performance Compensation Awards or other unearned Awards subject to (i) performance conditions (other than or in addition to the passage of time) and (ii) any dividends so payable upon satisfaction of performance conditions shall be delivered to the Participant within seventy-five (75) days following the date on which such restrictions lapse.
10.   Changes in Capital Structure and Similar Events. In the event of (a) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the shares of Common Stock, or (b) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including, without limitation, any or all of the following:
(i)   adjusting any or all of (A) the Absolute Share Limit, or any other limit applicable under the Plan with respect to the number of Awards that may be granted hereunder; (B) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) that may be issued in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan); and (C) the terms of any outstanding Award, including, without limitation, (I) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate; (II) the Exercise Price or purchase price with respect to any Award other than an Option; or (III) any applicable performance measures;
(ii)   providing for a substitution or assumption of Awards (or awards of an acquiring company), accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time (which shall not be required to be more than ten (10) days) for Participants to exercise outstanding Awards prior to the occurrence of such event (and any such Award not so exercised shall terminate upon the occurrence of such event); and
(iii)   cancelling any one or more outstanding Awards and causing to be paid to the holders holding vested Awards (including any Awards that would vest as a result of the occurrence of such event but for such cancellation) the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per share of Common Stock received or to be received by other stockholders of the Company, as applicable, in such event), including, without limitation, in the case of an outstanding Option , a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option over the aggregate Exercise Price of such Option, respectively (it being understood that, in such event, any Option having a per share Exercise Price equal to, or in excess of, the Fair Market Value of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor);
provided, however, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment in Incentive Stock Options under this Section 10 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 10 shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Any such adjustment shall be conclusive and binding for all purposes. Payments to holders pursuant to clause (iii) above shall be made in cash or, in the sole discretion of the

Committee, in the form of such other consideration necessary for a Participant to receive property, cash or securities (or any combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of shares of Common Stock, as applicable, covered by the Award at such time (less any applicable Exercise Price). In addition, prior to any payment or adjustment contemplated under this Section 10, the Committee may require a Participant to (A) represent and warrant as to the unencumbered title to his or her Award(s); (B) bear such Participant’s pro rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Common Stock; and (C) deliver customary transfer documentation as reasonably determined by the Committee.
11.   Amendments and Termination.
(a)   Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, however, that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if: (i) such approval is necessary to comply with any regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company may be listed or quoted) or for changes in GAAP to new accounting standards; (ii) it would materially increase the number of securities which may be issued under the Plan (except for increases pursuant to Section 5 or 10 of the Plan) or (iii) it would materially modify the requirements for participation in the Plan; provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary. Notwithstanding the foregoing, no amendment shall be made to the last proviso of Section 11(b) of the Plan without stockholder approval.
(b)   Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award agreement, prospectively or retroactively (including after a Participant’s Termination); provided, however, that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant unless the Award agreement permits the Committee to make such modification; provided, further, that without stockholder approval, except as otherwise permitted under Section 10 of the Plan: (i) no amendment or modification may reduce the Exercise Price of any Option; (ii) the Committee may not cancel any outstanding Option and replace it with a new Option (with a lower Exercise Price, as the case may be) or other Award or cash payment that is greater than the intrinsic value (if any) of the cancelled Option and (iii) the Committee may not take any other action that is considered a “repricing” for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted.
12.   General.
(a)   Award Agreements. Each Award under the Plan shall be evidenced by an Award agreement that shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including, without limitation, the effect on such Award of the death, Disability or Termination of a Participant, or of such other events as may be determined by the Committee. For purposes of the Plan, an Award agreement may be in any such form (written or electronic) as determined by the Committee (including, without limitation, a Board or Committee resolution, an employment agreement, a notice, a certificate or a letter) evidencing the Award. The Committee need not require an Award agreement to be signed by the Participant or a duly authorized representative of the Company.
(b)   Nontransferability.
(i)   Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant (including, without limitation and except as may be prohibited by applicable law, pursuant to a domestic relations order) other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided, however, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.
(ii)   Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award agreement to preserve the purposes of the Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act or any successor form of registration statement promulgated by the Commission (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; (C) a partnership or limited liability company whose only partners or stockholders are the Participant and his or her Immediate Family Members; or (D) a beneficiary to whom donations are eligible to be treated as “charitable contributions” for federal income tax purposes;
(each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided, however, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.
(iii)   The terms of any Award transferred in accordance with clause (ii) above shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that: (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of the Termination of the Participant under the terms of the Plan and the applicable Award agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award agreement.
(c)   Tax Withholding.
(i)   A Participant shall be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to withhold, from any cash, shares of Common Stock, other securities or other property issuable or deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, shares of Common Stock, other securities or other property) of any required withholding or any other applicable taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding or any other applicable taxes.
(ii)   Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of shares of Common Stock (that are not subject to any pledge or other security interest) owned by the Participant having a Fair Market Value equal to such withholding liability or (B) having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability.
(iii)   If the Participant is subject to Section 16(a) of the Exchange Act, his or her ability to pay any withholding obligation in the form of shares of Common Stock shall be subject to any additional restrictions as may be necessary to avoid any transaction that might give rise to liability under Section 16(b) of the Exchange Act.
(d)   No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of the Company or any Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or any Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any independent contractor relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award agreement and other than with respect to any vested Award. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to noncontinuation of the Award beyond the period provided under the Plan or any Award agreement, except to the extent of any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.
(e)   International Participants. With respect to Participants who reside or work outside of the United States, the Committee may, in its sole discretion, amend the terms of the Plan or Sub-Plans or outstanding Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or its Affiliates.
(f)   Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive an Award or the amounts payable with respect to an Award, if any, due under the Plan upon his or her death. A Participant may, from time to time, revoke or change his or her beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.
(g)   Termination. Except as otherwise provided in an Award agreement, unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence (including, without limitation, a call to active duty for military service through a Reserve or National Guard unit) nor a transfer from employment or service with one Service Recipient to employment or service with another Service Recipient (or vice-versa) shall be considered a Termination; and (ii) if a Participant undergoes a Termination of employment, but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity, such change in status shall not be considered a Termination for purposes of the Plan. Further, unless otherwise determined by the Committee, in the event that any Service Recipient ceases to be an Affiliate of the Company (by reason of sale, divestiture, spin-off or other similar transaction), unless a Participant’s employment or service is transferred to another entity that would constitute a Service Recipient immediately following such transaction, such Participant shall be deemed to have suffered a Termination hereunder as of the date of the consummation of such transaction.
(h)   No Rights as a Stockholder. Except as otherwise specifically provided in the Plan or any Award agreement, no person shall be entitled to the privileges of ownership in respect of shares of Common Stock that are subject to Awards hereunder until such shares have been issued or delivered to such person.
(i)   Government and Other Regulations.
(i)   The obligation of the Company to settle Awards in shares of Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Commission or unless the Company has received an opinion of counsel (if the Company has requested such an opinion), satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan. The Committee shall have the authority to provide that all shares of Common Stock or other securities of the Company or any Affiliate issued under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award agreement, the Federal securities laws, or the rules, regulations and other requirements of the Commission, any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted and any other applicable Federal, state, local or non-United States laws, rules, regulations and other requirements, and, without limiting the generality of Section 8 of the Plan, the Committee may cause a legend or legends to be put on certificates representing shares of Common Stock or other securities of the Company or any Affiliate issued under the Plan to make appropriate reference to such restrictions or may cause such Common Stock or other securities of the Company or any Affiliate issued under the Plan in book-entry form to be held subject to the Company’s instructions or subject to appropriate stop transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.
(ii)   The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of shares of Common Stock from the public markets, the Company’s issuance of Common Stock to the Participant, the Participant’s acquisition of Common Stock from the Company and/or the Participant’s sale of Common Stock to the public markets illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the shares of Common Stock subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or issued, as applicable), over (B) the aggregate Exercise Price (in the case of an Option) or any amount payable as a condition of issuance of shares of Common Stock (in the case of any other Award); provided, however, that such payment shall only be made with respect to vested Awards. Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.
(j)   No Section 83(b) Elections Without Consent of Company. No election under Section 83(b) of the Code or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award agreement or by action of the Committee prior to the making of such election. If a Participant, in connection with the acquisition of shares of Common Stock under the Plan or otherwise, is expressly permitted to make such election and the Participant makes the election, the Participant shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to Section 83(b) of the Code or other applicable provision.
(k)   Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(l)   Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases; provided, however, that any such arrangement is permitted under the 1940 Act.
(m)   No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees or service providers under general law.
(n)   Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of or counsel to the Company and its Affiliates and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself or herself and except to the extent he or she has actual knowledge of inaccuracies or material omissions in such report.
(o)   Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan or as required by applicable law.
(p)   Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Maryland applicable to contracts made and performed wholly within the State of Maryland, without giving effect to the conflict of laws provisions thereof.
(q)   Severability. If any provision of the Plan or any Award or Award agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or an Award would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of the Plan and any such Award shall remain in full force and effect.
(r)   Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.
(s)   Section 409A of the Code.
(i)   Notwithstanding any provision of the Plan to the contrary, it is intended that the provisions of this Plan comply with Section 409A of the Code, and all provisions of this Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with this Plan (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any Affiliate shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties. With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as separate payments.
(ii)   Notwithstanding anything in the Plan to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments in respect of any Awards that are “deferred compensation” subject to Section 409A of the Code and that would otherwise be payable upon the Participant’s “separation from service” (as defined in Section 409A of the Code) shall be made to such Participant prior to the date that is six months after the date of such Participant’s “separation from service” or, if earlier, the Participant’s date of death. Following any applicable six (6) month delay, all such delayed payments will be paid in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.
(iii)   Unless otherwise provided by the Committee in an Award agreement or otherwise, in the event that the timing of payments in respect of any Award (that would otherwise be considered “deferred compensation” subject to Section 409A of the Code) would be accelerated upon the occurrence of (A) a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code and any regulations promulgated thereunder or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of “Disability” pursuant to Section 409A of the Code and any regulations promulgated thereunder.
(t)   Clawback/Forfeiture. Notwithstanding anything to the contrary contained herein, an Award agreement may provide that the Committee may in its sole discretion cancel such Award if the Participant has engaged in or engages in any Detrimental Activity. The Committee may also provide in an Award agreement that if the Participant otherwise has engaged in or engages in any Detrimental Activity, the Participant will forfeit any gain realized on the vesting or exercise of such Award, and must repay the gain to the Company. The Committee may also provide in an Award agreement that if the Participant receives any amount in excess of what the Participant should have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), then the Participant shall be required to repay any such excess amount to the Company. Without limiting the foregoing, all Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with applicable law.
(u)   Indemnity. Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken or determination made under the Plan or any Award agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined as provided below that the Indemnifiable Person is not entitled to be indemnified); provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Certificate of Incorporation or Bylaws. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s or any

Affiliate’s organizational documents, as a matter of law, individual indemnification agreement or contract or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.
(v)   Expenses; Gender; Titles and Headings. The expenses of administering the Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.
(w)   1940 Act. No provision of this Plan shall contravene any portion of the 1940 Act, and in the event of any conflict between the provisions of the Plan or any Award and the 1940 Act, the applicable Section of the 1940 Act shall control and all Awards under the Plan shall be so modified. All Participants holding such modified Awards shall be notified of the change to their Awards and such change shall be binding on such Participants.
(x)   Rounding Conventions. The Committee may, in its sole discretion and taking into account any requirements of the Code, including without limitations Sections 422 through 424 and 409A of the Code, determine the effect of vesting, stock dividend and any other adjustments on shares and any cash amount payable hereunder, and may provide that no fractional shares will be issued (rounding up or down as determined by the Committee) and that cash amounts be rounded down to the nearest whole cent.
(y)   Writing. References in this Plan and any Award agreement to a “writing” shall include, without limitation, direction through email, the Internet or other electronic means, as permitted from time to time by the Committee.

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Signature (Joint Owners) Date

0000467338_1 R1.0.1.18

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLYTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTo withhold authority to vote for anyindividual nominee(s), mark “For AllExcept” and write the number(s) of thenominee(s) on the line below.0 0 00 0 00 0 00 0 00 00000467338_1 R1.0.1.18For Withhold For AllAll All ExceptThe Board of Directors recommends you vote FORthe following:1. Election of DirectorsNominees01 Mark D. Klein 02 Lisa WestleySUTTER ROCK CAPITAL CORPONE SANSOME STREET, SUITE 730SAN FRANCISCO, CA 94104VOTE BY INTERNET - www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic delivery ofinformation. Vote by 11:59 P.M. ET on 06/18/2020. Have your proxy card in hand whenyou access the web site and follow the instructions to obtain your records and to createan electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials,you can consent to receiving all future proxy statements, proxy cards and annual reportselectronically via e-mail or the Internet. To sign up for electronic delivery, please followthe instructions above to vote using the Internet and, when prompted, indicate that youagree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ETon 06/18/2020. Have your proxy card in hand when you call and then follow theinstructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we haveprovided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,NY 11717.The Board of Directors recommends you vote FOR proposals: For Against Abstain2. To approve the Sutter Rock Capital Corp. Amended and Restated 2019 Equity Incentive Plan.3. To provide an advisory non-binding vote to approve executive compensation.4. The ratification of the selection of Marcum LLP as the independent registered public accounting firm forSutter Rock Capital Corp. for the fiscal year ending December 31, 2020.NOTE: In their discretion, the proxies are authorized to vote on any other matters that may come before themeeting on which action can properly be taken, including any adjournments thereof.Please sign exactly as your name(s) appear(s) hereon. When signing asattorney, executor, administrator, or other fiduciary, please give fulltitle as such. Joint owners should each sign personally. All holders mustsign. If a corporation or partnership, please sign in full corporate orpartnership name, by authorized officer.Yes NoPlease indicate if you plan to attend this meeting

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice & Proxy Statement and Form 10-K are available at www.proxyvote.comSUTTER ROCK CAPITAL CORP.Annual Meeting of StockholdersJune 19, 2020 2:00 P.M., Eastern TimeThis proxy is solicited by the Board of DirectorsThe undersigned stockholder of Sutter Rock Capital Corp. (the "Company") acknowledges receipt of the Noticeof the Annual Meeting of Stockholders of the Company and hereby appoints Mark Klein and Allison Green, andeach of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to voteall the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meetingof Stockholders of the Company to be held at the offices of Eversheds Sutherland (US) LLP, The Grace Building,1114 Sixth Avenue, 40th Floor, New York, NY 10036, on June 19, 2020 at 2:00 P.M., Eastern Time, and at allpostponedments or adjournments thereof, as indicated on this proxy.THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW;where no choice is specified, it will be voted FOR Proposals 1, 2, 3 and 4 and in the discretion of theproxies with respect to any other matters that may come before the meeting on which action canproperly be taken, including any adjournments thereof.Continued and to be signed on reverse side